Exhibit 10.1

AGENCY AGREEMENT

November 8, 2010

Xtra-Gold Resources Corp.

360 Bay Street, Suite 301

Toronto, Ontario M5H 2V6

Attention:

Paul Zyla, President and Chief Executive Officer

Dear Sirs/Mesdames:

Re:

Initial Public Offering

Haywood Securities Inc., and GMP Securities L.P. and Raymond James Ltd., (collectively the “Agents” and, individually, an “Agent”) understand that Xtra-Gold Resources Corp. (the “Corporation”) is prepared to issue and sell a minimum of 3,703,704 and up to a maximum of 7,037,037 shares of common stock (each an “Offered Share” and, collectively, the “Offered Shares”) of the Corporation (the “Financing”), at a price of $1.35 (the “Purchase Price”) per Offered Share, for minimum aggregate gross proceeds of $5,000,000 (the “Minimum Offering”) and maximum aggregate gross proceeds of $9,500,000 (the “Maximum Offering”), assuming no exercise of the Agents’ Option (as hereinafter defined),  on the terms and subject to the conditions contained hereinafter and all as described in the Canadian Final Prospectus (as hereinafter defined) relating thereto and executed concurrently with the execution and delivery of this Agreement (as hereinafter defined), which Final Prospectus is made an integral part of this Agreement.

The Corporation also hereby grants to the Agents an option (the “Agents’ Option” and, together with the Financing, the “Offering”) exercisable in whole or in part at any time, in the sole discretion of the Lead Agent (as hereinafter defined), on behalf of the Agents, at any time up to the Closing Time (as hereinafter defined), to arrange for the purchase and sale of up to an additional 1,055,556 Offered Shares (each an “Additional Share” and, collectively, the “Additional Shares”) at a price per Additional Share equal to the Purchase Price, for gross proceeds of up to $1,425,000, and having the same attributes as the Offered Shares.  The Agents’ Option may be exercised by the Lead Agent, on behalf of the Agents, by delivering to the Corporation an Option Exercise Notice (as hereinafter defined) at any time up to the Closing Time.  The Option Exercise Notice shall set forth the aggregate number of Additional Shares as to which the Agents’ Option is being exercised.  The Offered Shares and the Additional Shares are hereinafter referred to as, collectively, the “Offered Securities” and individually, an “Offered Security”.

In connection with the Offering, the Agents and the Corporation hereby acknowledge that on September 23, 2010, the Corporation filed the Canadian Preliminary Prospectus (as hereinafter defined) with the Qualifying Authorities and the Ontario Securities Commission issued a Passport System Receipt (each as hereinafter defined) dated September 24, 2010 in respect of the Canadian Preliminary Prospectus under the Canadian Securities Laws (as hereinafter defined).

None of the Offered Securities have been or will be registered under the U.S. Securities Act (as herein defined) or any state securities laws. The Offered Securities will be deemed “restricted securities” as defined in Rule 144 of the U.S. Securities Act and will be subject to a six month distribution compliance period during which the Offered Securities may not be offered or sold to any person in the United States or any U.S. Person or person acquiring for the account or benefit of any U.S. Person (as hereinafter defined) or person in the United States.  Hedging transactions may not be conducted except in compliance with the U.S. Securities Act.  The Offered Securities are anticipated to be traded on the TSX with a “.S”

suffix attached to the trading symbol to indicate that the Offered Securities are subject to trading restrictions under Regulation S (see “Compliance with United States Securities Laws” in Schedule “A” to this Agreement).  In addition, the Corporation and the Agents agree that should any offers or sales of Offered Securities occur in the United States or to, or for the benefit or account of, a U.S. Person (i) all offers and sales hereunder will be made in accordance with Schedule A attached hereto (which schedule is incorporated into and forms part of this Agreement), (ii) will be conducted in such a manner so as not to require registration thereof or the filing of a prospectus or registration statement with respect thereto under the U.S. Securities Act (as hereinafter defined) or applicable state securities laws, and (iii) all such offers and sales in the United States or to, or for the account or benefit of, a U.S. Person will be conducted through an affiliate of each Agent which is registered as a broker-dealer pursuant to Section 15(b) of the U.S. Exchange Act (as hereinafter defined) and the securities laws of each state in which such offer or sale is made (unless exempted from the respective state's broker-dealer registration requirements) and a member of, and in good standing with, the Financial Industry Regulatory Authority, Inc.  The Agents shall use their best efforts to obtain from each purchaser of the Offered Securities (other than the purchasers who are in the United States or U.S. Persons, or who are purchasing for the account of benefit of U.S. Persons) a “Certificate of Non-U.S. Purchaser” in the form attached hereto as Schedule C prior to the Closing Time.

Based upon the understanding of the Agents set out above and upon the terms and subject to the conditions contained hereinafter, upon the acceptance hereof by the Corporation, the Corporation hereby appoints the Agents to act as the sole and exclusive Agents of the Corporation to offer for sale to the public in the Offering Jurisdictions, by way of long form prospectus, on a commercially reasonable best efforts basis, the Offered Securities, and the Agents hereby agree to act as such agents.  It is understood and agreed that the Agents are under no obligation to purchase any of the Offered Securities, although any of them may subscribe for and purchase Offered Securities if they so desire.

The terms and conditions of this Agreement are as follows:

1.

Definitions, Interpretation and Schedules

(a)

Definitions:  Whenever used in this Agreement:

(i)

“Additional Shares” has the meaning ascribed thereto in the second paragraph of this Agreement;

(ii)

“affiliate” means, in respect of a person or company, another person or company that would be considered to be an “affiliate” in respect of such person or company for the purposes of section 1.2 of National Instrument 45-106 of the Canadian Securities Administrators, as constituted at the date of this Agreement;

(iii)

“Agents” means Haywood Securities Inc., GMP Securities L.P. and Raymond James Ltd., collectively;

(iv)

“Agents’ Option” has the meaning ascribed thereto in the second paragraph of this Agreement;

(v)

“Agreement” means the agreement resulting from the acceptance by the Corporation of the offer made by the Agents herein, including the schedules attached hereto, as amended or supplemented from time to time;

(vi)

“Ancillary Documents” means all agreements (including the U.S. Subscription Agreements), indentures, certificates (including the Broker Warrant Certificates) and documents executed and delivered, or to be executed and delivered, by the Corporation in connection with the transactions contemplated by this Agreement;

(vii)

“Apapam Concession” means the area of land comprised of 33.65 square kilometres or 3,365 hectares located in the East Akim District, in the Eastern Region of Ghana, extending to a maximum of approximately 8.6 kilometres in a northeast direction by 8.2 kilometres in a northwest direction;

(viii)

“Auditor” means Davidson & Company LLP, Chartered Accountants, the current auditor of the Corporation and the auditor who audited the consolidated financial statements of the Corporation included in the Offering Documents;

(ix)

“Broker Shares” means the Common Shares which may be issued on the exercise of the Broker Warrants;

(x)

“Broker Warrant Certificates” means the certificates representing the Broker Warrants;

(xi)

“Broker Warrants” means the non-transferable broker warrants issuable pursuant to subsection 6(c) of this Agreement by the Corporation which will entitle the holders thereof to acquire in the aggregate Common Shares equal in number to 7.0% of the number of Offered Securities sold pursuant to the Offering, at any time prior to 5:00 p.m. (Toronto time) on the date which is 24 months after the Closing Date, at an exercise price per Common Share equal to the Purchase Price;

(xii)

“Business Day” means a day which is not a Saturday, Sunday or a statutory or civic holiday in the City of Toronto, Province of Ontario;

(xiii)

“Canadian Final Prospectus” means the final prospectus dated November 8, 2010 of the Corporation in the English language;

(xiv)

“Canadian Preliminary Prospectus” means the preliminary prospectus dated September 23, 2010 of the Corporation in the English language;

(xv)

“Canadian Securities Laws” means the securities legislation and regulations of, and the instruments, policies, rules, orders, codes, notices and interpretation notes of the securities regulatory authorities (including the TSX) of, the applicable Canadian jurisdiction or jurisdictions collectively;

(xvi)

“Cash Fee” means the fee, payable in cash, pursuant to subsection 6(a) of this Agreement by the Corporation to the Agents equal to 6.5% of the aggregate Purchase Price for the Offered Securities sold under the Offering;

(xvii)

“Closing” means the purchase and sale of the Offered Securities subscribed for under the Offering;

(xviii)

“Closing Date” means November 23, 2010 or such other date as the Corporation and the Agents may mutually agree upon;

(xix)

“Closing Time” means 8:30 a.m. (Toronto time) on the Closing Date, or such other time on the Closing Date as the Corporation and the Agents may mutually agree upon;

(xx)

“Common Shares” means the shares of common stock which the Corporation is authorized to issue as constituted on the date hereof;

(xxi)

“Commission” means, collectively, the Cash Fee and the Broker Wrrants;

(xxii)

“Corporation” means Xtra-Gold Resources Corp., a corporation incorporated under the laws of the State of Nevada, United States, and includes any successor corporation thereto;

(xxiii)

“Distribution” means “distribution” of the Offered Securities or “distribution to the public” of the Offered Securities as those terms are defined under applicable Canadian Securities Laws;

(xxiv)

“Escrow Agreement” means the escrow agreement dated the Closing Date, 2010, among the Corporation, the Transfer Agent and the holders of Escrow Securities entered into pursuant to National Policy 46-201;

(xxv)

“Escrow Securities” has the meaning set forth in subsection 8(j) of this Agreement;

(xxvi)

“Financing” has the meaning ascribed thereto in the first paragraph of this Agreement;

(xxvii)

“Ghana” means the Republic of Ghana, West Africa;

(xxviii)

“Governmental Authority” means any (a) multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, ministry, central bank, court, tribunal, arbitral body, bureau or agency, domestic or foreign, (b) any subdivision, agent, commission, board, or authority of any of the foregoing, or (c) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, and any stock exchange or self-regulatory authority and, for greater certainty, includes the Qualifying Authorities, the TSX and IIROC;

(xxix)

“IIROC” means the Investment Industry Regulatory Organization of Canada;

(xxx)

“IPO” has the meaning set forth in subsection 8(j) of this Agreement;

(xxxi)

“Information” means all information regarding the Corporation that is, or becomes, publicly available together with all information prepared by the Corporation and provided to the Agents or to potential purchasers of the Offered Securities, if any, and includes, but is not limited to, the Offering Documents and all material change reports, press releases and financial statements of the Corporation;

(xxxii)

“Kibi Project” means, collectively, (i) the Apapam Concession; and (ii) two land staking applications, both of which are still being processed by the

Government of Ghana, including (a) a reconnaissance license covering a 7.0 square kilometres (700 hectare) parcel of land contiguous to the southwest extremity of the Apapam Concession, and (b) an approximately 1.42 square kilometres (142 hectare) ground extension along the northwest boundary of the Apapam Concession;

(xxxiii)

“Laws” means any and all applicable (i) laws, constitutions, treaties, statutes, codes, ordinances, principles of common and civil law and equity, orders, decrees, rules, regulations and municipal by-laws whether domestic, foreign or international, (ii) judicial, arbitral, administrative, ministerial, departmental and regulatory judgments, orders, writs, injunctions, decisions, and awards of any Governmental Authority, and (iii) policies, practices and guidelines of, or contracts with, any Governmental Authority which, although not actually having the force of law, are considered by such Governmental Authority as requiring compliance as if having the force of law, in each case binding on or affecting the Person referred to in the context in which the word is used;

(xxxiv)

“Lead Agent” means Haywood Securities Inc.;

(xxxv)

“Listing Date” means the date of listing of the Common Shares on the TSX;

(xxxvi)

“Material Adverse Effect” means a material adverse change in the condition (financial or otherwise), or in the properties, affairs, operations, assets, liabilities or securities of the Corporation and the Subsidiary, taken as a whole, whether or not arising in the ordinary course of business;

(xxxvii)

“Maximum Offering” has the meaning ascribed thereto in the first paragraph of this Agreement;

(xxxviii)

“Minimum Offering” has the meaning ascribed thereto in the first paragraph of this Agreement;

(xxxix)

“National Instrument 33-103” means National Instrument 33-103 – Registration Requirements and Exemptions of the Canadian Securities Administrators;

(xl)

“National Instrument 43-101” means National Instrument 43-101 – Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators;

(xli)

“National Instrument 45-106” means National Instrument 45-106 – Prospectus and Registration Exemptions of the Canadian Securities Administrators;

(xlii)

“National Instrument 51-102” means National Instrument 51-102 – Continuous Disclosure Obligations of the Canadian Securities Administrators;

(xliii)

“National Instrument 52-110” means National Instrument 52-110 – Audit Committees of the Canadian Securities Administrators;

(xliv)

“National Policy 11-202” means National Policy 11-202 – Process for Prospectus Review in Multiple Jurisdictions of the Canadian Securities Administrators;

(xlv)

“National Policy 46-201” mean National Policy 46-201 – Escrow for Initial Public Offerings of the Canadian Securities Administrators;

(xlvi)

“Non-Material Subsidiaries” means, collectively, Xtra Energy Corp., a corporation incorporated under the laws of Florida, Xtra Oil & Gas Ltd., a corporation incorporated under the laws of Alberta, and Xtra Oil and Gas (Ghana) Limited, a corporation incorporated under the laws of Ghana;

(xlvii)

“Offered Securities” has the meaning ascribed thereto in the second paragraph of this Agreement;

(xlviii)

“Offered Shares” has the meaning ascribed thereto in the first paragraph of this Agreement;

(xlix)

“Offering” has the meaning ascribed thereto in the second paragraph of this Agreement;

(l)

“Offering Documents” means the Canadian Preliminary Prospectus, the Canadian Final Prospectus, any Prospectus Amendment, the U.S. Final Offering Memorandum and any amendment to the U.S. Final Offering Memorandum collectively;

(li)

“Offering Jurisdictions” means the Qualifying Provinces, the United States and such other jurisdictions as may be agreed mutually upon by the Corporation and the Agents;

(lii)

“Ontario Act” means the Securities Act (Ontario) and the regulations thereunder, together with the instruments, policies, rules, orders, codes, notices and interpretation notes of the Ontario Securities Commission, as amended, supplemented or replaced from time to time;

(liii)

“Option Exercise Notice” means the written notice which may be delivered to the Corporation by the Lead Agent, on behalf of the Agents, specifying the number of Additional Shares which the Agents wish to purchase pursuant to the exercise of the Agents’ Option;

(liv)

“Other Projects” means the Banso and Muoso project, the Kwabeng project, the Pameng project and the Edum Banso project, collectively;

(lv)

“Passport System” means the system and procedures for prospectus filing and review under Multilateral Instrument 11-102 – Passport System of the Canadian Securities Administrators and National Policy 11-202;

(lvi)

“Passport System Receipt” means a receipt issued by the Principal Regulator pursuant to the Passport System and which evidences the receipt by the Qualifying Authorities for the Canadian Preliminary Prospectus, the Canadian Final Prospectus or a Prospectus Amendment, as the case may be;

(lvii)

“Person” means an individual, a firm, a corporation, a syndicate, a partnership, a trust, an association, an unincorporated organization, a joint venture, an investment club, a government or an agency or political subdivision thereof and every other form of legal or business entity of any nature or kind whatsoever;

(lviii)

“Principals” has the meaning set forth in subsection 8(j) of this Agreement

(lix)

“Principal Regulator” means the Ontario Securities Commission as the principal regulator under the Passport System;

(lx)

“Prospectus Amendment” means any amendment to the Canadian Final Prospectus;

(lxi)

“Purchase Price” means $1.35 per Offered Security;

(lxii)

“Purchasers” means the purchasers of the Offered Securities, collectively;

(lxiii)

“Qualifying Authorities” means the securities regulatory authorities of the Qualifying Provinces, collectively;

(lxiv)

“Qualifying Provinces” means each of the provinces of British Columbia, Alberta and Ontario, collectively;

(lxv)

“Regulation D” means Regulation D under the U.S. Securities Act;

(lxvi)

“Regulation S” means Regulation S under the U.S. Securities Act;

(lxvii)

“SEC” means the United States Securities and Exchange Commission;

(lxviii)

“Securities Laws” means the Canadian Securities Laws, the U.S. Securities Laws and all applicable securities acts or similar statutes of the other Offering Jurisdictions and all regulations and rules under such laws, together with applicable published policy statements, instruments, notices, orders and rulings of the securities regulatory authorities in such other Offering Jurisdictions, collectively;

(lxix)

“SEDAR” means the System for Electronic Document Analysis and Retrieval;

(lxx)

“Subject Shares” means the Offered Shares, Additional Shares and the Broker Shares, collectively;

(lxxi)

“Subsidiaries” means, collectively, Xtra-Gold Mining Limited, a corporation incorporated under the laws of Ghana, and Xtra-Gold Exploration Limited, a corporation incorporated under the laws of Ghana;

(lxxii)

“Supplementary Material” means any supplemental or additional or ancillary material, information, evidence, return, report, application, statement or document that may be filed by or on behalf of the Corporation under Canadian Securities Laws prior to the Closing Time on the Closing Date, or, where such documents are deemed to be incorporated by reference into any of the Offering Documents, prior to the expiry of the period of Distribution;

(lxxiii)

“Title and Corporate Opinion” means a legal opinion dated the date of the filing of the Canadian Final Prospectus and the Closing Date from REM Law Consultancy, counsel to the Corporation in Ghana, addressed to, among others, the Agents with respect to, among other things, title in respect of the Kibi Project and the corporate status of the Subsidiaries;

(lxxiv)

“TSX” means the Toronto Stock Exchange;

(lxxv)

“United States” means the United States of America, its territories and possessions, any state of the United States and the District of Columbia;

(lxxvi)

“U.S. Person” means a “U.S. person” as that term is defined in Rule 902(k) of Regulation S;

(lxxvii)

“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

(lxxviii)

“U.S. Final Offering Memorandum” means the Canadian Final Prospectus in the English language supplemented with wrap pages for the purpose of, among other things, describing restrictions imposed under the U.S. Securities Act;

(lxxix)

“U.S. GAAP” means the generally accepted accounting principles in the United Staes;

(lxxx)

“U.S. Purchaser” means any Purchaser who is a U.S. Person, or is acting for the account or benefit of a U.S. Person, or who was within the United States at the time the offer of the Offered Securities was made to the Purchaser or is in the United States when this Agreement is executed or delivered (except for Purchasers that are excluded from the definition of “U.S. Person” pursuant to Rule 902(k)(2)(i) of Regulation S) and purchases Offered Securities pursuant to Schedule A attached hereto;

(lxxxi)

“U.S. Reporting Issuer” means an issuer other than an investment company registered or required to register under the 1940 Act that: (1) has a class of securities registered pursuant to Section 12(b) or 12(g) of the U.S. Exchange Act or is required to file reports pursuant to Section 15(d) of the U.S. Exchange Act; and (2) has filed all the material required to be filed pursuant to Section 13(a) or 15(d) of the U.S. Exchange Act for a period of at least twelve months immediately preceding the offer or sale of securities made in reliance upon Regulation S (or for such shorter period that the issuer was required to file such material);

(lxxxii)

“U.S. Securities Laws” means the applicable blue sky or securities legislation in the United States, together with the U.S. Exchange Act, the U.S. Securities Act, any other applicable U.S. federal securities laws and the rules and regulations of the SEC thereunder;

(lxxxiii)

“U.S. Securities Act” means the United States Securities Act of 1933, as amended and as modified by the Dodd Frank Wall Street Reform and Consumer Protection Act; and

(lxxxiv)

“U.S. Subscription Agreements” means each agreement, in substantially the form attached as Appendix I to the U.S. Final Offering Memorandum, entered into between the Corporation and each U.S. Purchaser collectively.

(b)

Other Defined Terms:  Words and terms herein with the initial letter or letters thereof capitalized and not defined in this Agreement shall have the meanings given to such words and terms in the Canadian Final Prospectus.  Whenever used in this Agreement, the words and terms “associate”, “material fact”, “material change”, “misrepresentation”, “senior officer” and “subsidiary” shall have the meaning given to such word or term in the Ontario Act unless specifically provided otherwise herein.

(c)

Plural and Gender:  Whenever used in this Agreement, words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine gender and neuter.

(d)

Currency:  All references to monetary amounts in this Agreement are to lawful money of Canada.

(e)

Schedules:  The following schedules are attached to this Agreement and are deemed to be a part of and incorporated in this Agreement:

Schedule	Title

A	Compliance with U.S. Securities Laws
B	Legal Opinion
C	Officers' Certificate
D	Certificate of Non-U.S. Purchaser

2.

The Offering

(a)

Canadian Final Prospectus:  The Corporation, as soon as possible, and in any event not later than 1:00 p.m., Toronto time, on November 8, 2010, (or by such later time or date as may be determined by the Lead Agent on behalf of the Agents, in the sole discretion thereof) shall have prepared and filed in each of the Qualifying Provinces the Canadian Final Prospectus and all other required documents relating to the Distribution and shall have obtained a Passport System Receipt in respect of the Canadian Final Prospectus by 4:00 p.m., Toronto time, on the day of filing of the Canadian Final Prospectus (or by such later time or date as may be determined by the Lead Agent on behalf of the Agents, in the sole discretion thereof, acting reasonably) and on or prior to such date shall have fulfilled and complied with, to the reasonable satisfaction of the Agents, all Canadian Securities Laws of the Qualifying Provinces required to be fulfilled or complied with by the Corporation to enable the Offered Securities to be distributed in the Qualifying Provinces through the Agents or any other investment dealer or broker registered as such in the Qualifying Provinces.  The Corporation shall fulfill and comply with all Canadian Securities Laws of the Qualifying Provinces required to be fulfilled or complied with by the Corporation to permit the distribution of the Offered Securities in the Qualifying Provinces.

(b)

Deliveries with Canadian Final Prospectus:  The Corporation shall deliver to the Agents prior to, or contemporaneously with, the filing of the Canadian Final Prospectus under the Canadian Securities Laws of the Qualifying Jurisdictions:

(i)

a copy of the Canadian Final Prospectus in the English language signed as required by the Canadian Securities Laws of the Qualifying Jurisdictions;

(ii)

evidence satisfactory to the Agents that the TSX has conditionally approved the listing thereon of the Subject Shares subject to the satisfaction of customary conditions imposed by the TSX;

(iii)

a favourable Title and Corporate Opinion with respect to the Kibi Project;

(iv)

a copy of each material contract listed under “Material Contracts” in the Canadian Final Prospectus that has been entered into by such time;

(v)

a certificate dated the date of the filing of the Canadian Final Prospectus addressed to the Agents and the Purchasers signed by the president and the chief financial officer of the Corporation or any two other senior officers of the Corporation acceptable to the Agents substantially in the form of the certificate attached hereto as Schedule B,

(vi)

a signed copy of all documents relating to the Distribution and filed with the Canadian Final Prospectus under the Canadian Securities Laws of the Qualifying Jurisdictions; and

(vii)

a “long-form” comfort letter dated the date of the filing of the Canadian Final Prospectus of the Auditor addressed to the Agents, which shall relate to the verification of the financial Information and accounting data and other numerical data of a financial nature contained in the Offering Documents which shall further state that:

A.

the Auditor is independent with respect to the Corporation within the meaning of the Rules of Professional Conduct of the Institute of Chartered Accountants of British Columbia,

B.

in the opinion of the Auditor, the audited consolidated financial statements of the Corporation included in the Offering Documents comply in all material respects with the applicable accounting requirements of applicable Canadian Securities Laws,

C.

they have performed the procedures set forth in section 7050 of the CICA Handbook on the unaudited consolidated financial statements of the Corporation included in the Offering Documents and nothing has come to their attention that caused them to believe that such unaudited consolidated financial statements did not comply in all material respects with the applicable accounting requirements of Canadian Securities Laws.

Such comfort letter shall be in form and substance satisfactory to the Agents, acting reasonably, with the procedures agreed upon by the Auditor and the Lead Agent to be completed by the Auditor within two Business Days before the date of the Canadian Final Prospectus and letter shall be in addition to any comfort letter of the Auditor addressed to the Qualifying Authorities.

3.

Due Diligence

The Corporation shall allow the Agents, and its legal counsel,  to conduct all due diligence investigations, including meeting with senior management of the Corporation and the Auditor, as the Agents shall consider appropriate in connection with the Offering including, without limitation, prior to the filing of the Canadian Preliminary Prospectus and the Canadian Final Prospectus, the Corporation shall have allowed the Agents, and its legal counsel, to participate fully in the preparation of the Canadian Preliminary Prospectus, the Canadian Final Prospectus, the U.S. Final Offering Memorandum and, prior to the filing of any Prospectus Amendment, the Corporation shall allow the Agents, and its legal counsel, to participate fully in the preparation of such Prospectus Amendment and shall have allowed, or shall allow, the Agents, and its legal counsel, to conduct all due diligence investigations which the Agents may reasonably require in order to fulfill the obligations thereof as Agents and in order to enable the Agents to execute the certificate required to be executed by the Agents as set forth in the Canadian Final Prospectus or any Prospectus Amendment, as the case may be.

4.

Deliveries  By the Closing Time on the Closing Date:

(a)

all actions required to be taken by or on behalf of the Corporation including, without limitation, the passing of all required resolutions of the directors, including committees of the directors, and shareholders of the Corporation, relating to this Agreement, the Offering Documents and the transactions contemplated by this Agreement and the Offering Documents, including, without limitation, to issue the Offered Securities, to create and issue the Broker Warrants and to reserve for issue and conditionally issue the Broker Shares shall have been taken or obtained by the Corporation, and a certified copy of all such resolutions shall have been delivered by the Corporation to the Agents;

(b)

the Corporation shall have delivered or caused to be delivered to the Agents:

(i)

a letter dated the Closing Date from the Auditor addressed to, among others, the Agents, in form and substance satisfactory to the Agents, acting reasonably, confirming the continued accuracy of the letter delivered to the Agents pursuant to clause 2(b)(vii) hereof with such changes therein as may be necessary to bring the information in such letter forward to within two Business Days of the Closing Date, which changes shall be acceptable to the Agents acting reasonably,

(ii)

a favourable legal opinion dated the Closing Date from Peterson Law Professional Corporation, counsel to the Corporation, together with opinions of local counsel acceptable to the Agents, addressed, among others, to the Agents in form and substance satisfactory to the Agents, and its counsel, acting reasonably, provided that for the purposes of such opinion counsel may rely on a certificate of an officer of the Corporation addressed to Peterson Law Professional Corporation and the Agents,

(iii)

a favourable legal opinion dated the Closing Date from Corsair Advisors, Inc., U.S. counsel to the Corporation, addressed, among others,  to the Agents with respect to the offer and sale of Offered Securities to the U.S. Purchasers without registration under the U.S. Securities Act,

(iv)

a favourable legal opinion pursuant to the laws of the State of Nevada, United States, dated the Closing Date from Fox Rothschild LLP, U.S. counsel to the

Corporation, addressed, among others, to the Agents with respect to certain corporate and securities matters,

(v)

a favourable legal opinion dated the Closing Date from Hodgson Russ LLP, U.S. counsel to the Corporation, addressed, among others, to the Agents with respect to certain tax matters in the United States,

(vi)

a favourable Title and Corporate Opinion with respect to the Kibi Project and the corporate status of the Subsidiaries, which may rely upon the searches conducted in respect of the Title and Corporate Opinion dated the date of the filing of the Canadian Final Prospectus, confirming that no changes in Ghanaian law have occurred since the date of the Canadian Final Prospectus that would have a Material Adverse Effect on the Corporation or its interest in the Kibi Project,

(vii)

a certificate dated the Closing Date signed by an appropriate officer of the Corporation and addressed, among others, to the Agents with respect to the articles and by-laws of the Corporation and with respect to such other matters as the Agents may reasonably request and including specimen signatures of the signing officers of the Corporation,

(viii)

a certificate dated the Closing Date addressed, among others, to the Agents and the Purchasers signed by the president and the chief financial officer of the Corporation or any two other senior officers of the Corporation acceptable to the Agents substantially in the form of the certificate attached hereto as Schedule B,

(ix)

a definitive certificate representing the Offered Securities registered in the name of CDS & Co., or such other name as the Lead Agent, on behalf of the Agents, may direct, with respect to the Offered Securities not purchased by a U.S. Purchaser, or, with the consent of the Lead Agent, on behalf of the Agents, a statement of ownership evidencing such shares issued by the Corporation's transfer agent,

(x)

definitive certificates representing the Offered Securities registered in the name of U.S. Purchasers, or in such other names as the U.S. Purchasers or the Lead Agent, on behalf of the Agents, may direct, with respect to the Offered Securities purchased by U.S. Purchasers,

(xi)

the executed Broker Warrant Certificates registered in the name of the Agents or in such other name or names as the Lead Agent, on behalf of Agents, may direct, and

(xii)

such further documents as may be contemplated by this Agreement or as the Agents may reasonably require,

all in form and substance satisfactory to the Agents, acting reasonably; and

(c)

the Agents shall have delivered or cause to be delivered to the Corporation:

(i)

payment of the aggregate Purchase Price for the Offered Securities purchased on the Closing Date by the Purchasers net of (i) the Cash Fee payable by the Corporation to the Agents as provided in subsection 6(a) of this Agreement and (ii) the expenses (including legal expenses and applicable tax thereon) payable by the Corporation to the Agents as provided in section 12 of this Agreement, by wire transfer or certified cheque, against delivery from the Corporation to the Agents of a receipt for the aggregate net Purchase Price for such Offered Securities,

(ii)

the executed Agents' Certificate set forth in Exhibit 1 to Schedule A attached hereto, and

(iii)

such further documents as may be contemplated by this Agreement or as the Corporation may reasonably require;

all in form and substance satisfactory to the Corporation, acting reasonably.

5.

Closing

(a)

Closing:  The Closing shall be completed at the offices of counsel for the Corporation at the Closing Time on the Closing Date.

(b)

Agents' Conditions of Closing:  The following are conditions precedent to the obligation of the Agents to complete the Closing on the Closing Date and of the Purchasers to purchase the Offered Shares and the Additional Shares (as applicable), which conditions the Corporation hereby covenants and agrees to use the best efforts thereof to fulfill prior to or at the Closing Time on the Closing Date, and which conditions may be waived in writing in whole or in part by the Lead Agent:

(i)

the Corporation shall have received a Passport System Receipt in respect of each of the Canadian Final Prospectus and any Prospectus Amendment and no order having the effect of ceasing or suspending the Distribution or the trading in the Common Shares or any other securities of the Corporation shall have been issued or proceedings therefor initiated or threatened by any securities commission, securities regulatory authority or stock exchange in Canada, and any request on the part of any Qualifying Authority for additional information shall have been complied with to the reasonable satisfaction of counsel to the Agents;

(ii)

the Corporation shall have received all necessary approvals and consents, including all necessary regulatory approvals and consents (including those of the TSX) required for the completion of the transaction contemplated by this Agreement, all in a form satisfactory to the Agents and the TSX shall have conditionally approved the listing thereon of the Subject Shares, subject to the fulfillment of normal conditions;

(iii)

receipt by the Agents of the documents set forth in subsections 4(a) and (b) of this Agreement to be delivered to the Agents;

(iv)

the representations and warranties of the Corporation contained herein being true and correct as of the Closing Time on the Closing Date with the same force and effect as if made at and as of the Closing Time on the Closing Date after giving effect to the transactions contemplated hereby;

(v)

the Corporation having complied with all covenants, and satisfied all terms and conditions, contained herein to be complied with and satisfied by the Corporation at or prior to the Closing Time on the Closing Date; and

(vi)

the Agents not having previously terminated the obligations thereof pursuant to this Agreement.

(c)

Corporation's Conditions of Closing:  The following are conditions precedent to the obligation of the Corporation to complete the Closing on the Closing Date, which conditions the Agents hereby covenant and agree to use their best efforts to fulfill at the Closing Time on the Closing Date, and which conditions may be waived in writing in whole or in part by the Corporation:

(i)

receipt by the Corporation of the documents and payment set forth in subsection 4(c) of this Agreement to be delivered to the Corporation;

(ii)

the representations and warranties of the Agents contained herein being true and correct as of the Closing Time on the Closing Date with the same force and effect as if made at and as of the Closing Time on the Closing Date after giving effect to the transactions contemplated hereby; and

(iii)

the Agents having complied with all covenants and satisfied all terms and conditions contained herein to be complied with and satisfied by the Agents at or prior to the Closing Time on the Closing Date.

6.

Fee

(a)

Commission:  In consideration of the agreement of the Agents to act as agents of the Corporation in respect of the Offering, and in consideration of the services performed and to be performed by the Agents in connection therewith, including, without limitation:

(i)

acting as agents of the Corporation to solicit, on a commercially reasonable best efforts basis, offers to purchase the Offered Securities; and

(ii)

participating in the preparation of the form of certain of the Ancillary Documents the Corporation shall pay to the Agents or as the Agents may otherwise direct at the Closing Time on the Closing Date, against receipt of payment of the Purchase Price for the Offered Securities, the Cash Fee.

(b)

Taxes:  The Corporation and the Agents acknowledge and agree that if a separate fee would have been charged to the Corporation for the services described in clause 6(a)(i) above, such separate fee would represent more than 50% of the fee payable to the Agents, and the Corporation hereby further acknowledges and agrees that the Agents will rely on the foregoing statement in not charging any taxes imposed under the Excise Tax Act (Canada) on such fee and that the Corporation will forthwith pay to the Agents any such tax and any applicable interest and penalties to the extent determined to be exigible.

(c)

Broker Warrants:  In addition to the Cash Fee, as additional consideration for the services performed and to be performed by the Agents hereunder, the Corporation shall issue to the Agents or as the Agents may otherwise direct at the Closing Time on the Closing Date the Broker Warrants, in form and substance satisfactory to the Agents, acting reasonably.

7.

Representations and Warranties

The Corporation hereby represents and warrants to the Agents, and acknowledges that the Agents are relying upon each of such representations and warranties in completing the Closing, as follows:

(a)

Compliance with Prospectus Requirements:  On the date of and upon filing the Canadian Final Prospectus and any Prospectus Amendment there will be no document required to be filed under Canadian Securities Laws in connection with the Offering that will not have been filed as required as at those respective dates.  No order suspending the Distribution has been issued by the Qualifying Authorities under Canadian Securities Laws and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Corporation, are contemplated by any Qualifying Authority, and any request on the part of any Qualifying Authority for additional information has been complied with.

(b)

Incorporation and Organization:  Each of the Corporation and the Subsidiaries has been incorporated and organized and is a valid and subsisting corporation under the Laws of its jurisdiction of incorporation and has all requisite corporate power and authority to carry on its business as now conducted or proposed to be conducted and to own or lease and operate the property and assets thereof and the Corporation has all requisite corporate power and authority to enter into, execute and deliver this Agreement, the Offering Documents and the Ancillary Documents and to carry out the obligations thereof hereunder and thereunder.

(c)

Extra-provincial Registration:  Each of the Corporation and the Subsidiaries is licensed, registered or qualified as an extra-provincial or foreign corporation in all jurisdictions where the character of the property or assets thereof owned or leased or the nature of the activities conducted by it make licensing, registration or qualification necessary and is carrying on the business thereof in compliance with all applicable Laws of each such jurisdiction.

(d)

Authorized Capital:  The Corporation is authorized to issue 250,000,000 Common Shares with a par value of US$0.001, of which, as of November 8, 2010, 34,848,586 Common Shares were issued and outstanding as fully paid and non-assessable shares and no preferred shares were issued.

(e)

Form of Certificates:  The form and terms of the certificates for the Common Shares and for the Broker Warrants have been approved and adopted by the directors of the Corporation and do not conflict with any applicable Laws or the rules of the TSX or the articles or by-laws of the Corporation.

(f)

Certain Securities Law Matters:  Prior to the issuance of the Passport System Receipt, the Corporation was not a reporting issuer or the equivalent in any province or territory of Canada, the Corporation is not in default of any requirement of the Securities Laws of any of such provinces or territories and the Common Shares are not registered under the U.S. Exchange Act.

(g)

Listing:  The Common Shares are, and at the Closing Time will be, listed on the TSX and no order, ruling or determination having the effect of ceasing the trading or suspending the sale of the Common Shares has been received by the Corporation and no proceedings for that purpose of which notice has been served on the Corporation have been instituted or are pending, or to the Corporation’s knowledge, are threatened by any Governmental Authority.

(h)

Rights to Acquire Securities:  No Person has any agreement, option, right or privilege (whether pre-emptive, contractual or otherwise) capable of becoming an agreement for the purchase, acquisition, subscription for or issue of any of the unissued shares or other securities of the Corporation, except, as at November 8, 2010, for an aggregate of 3,620,838 Common Shares were reserved for issue pursuant to outstanding special warrants, options, warrants, stock option plans, share incentive plans, convertible, exercisable and exchangeable securities and other rights to acquire Common Shares.

(i)

No Pre-emptive Rights: The issue of the Offered Securities will not be subject to any pre-emptive right or other contractual right to purchase securities granted by the Corporation or to which the Corporation is subject.

(j)

Rights Plan:  As of the date hereof, the directors of the Corporation have not adopted a shareholder rights plan or a similar plan and the Corporation is not party to what is commonly referred to as a shareholder rights plan agreement.

(k)

Material Project:  The Kibi Project is the only material project of the Corporation.  None of the Other Projects are material to the Corporation or material to the business of the Corporation.

(l)

Subsidiaries:  The Corporation does not have any subsidiaries other than the Subsidiaries and the Non-Material Subsidiaries.  The Subsidiaries are the only material subsidiaries of the Corporation.  None of the Non-Material Subsidiaries have any assets or liabilities that are material to the Corporation, none of the Non-Material Subsidiaries are parties to any agreements that are material to the Corporation or material to the business of the Corporation and no material revenues of the Corporation are derived through such subsidiaries.  All of the outstanding shares of the Non-Material Subsidiaries are beneficially owned by the Corporation.

(m)

Capital of the Subsidiaries:  All of the outstanding shares of the Subsidiaries are issued and outstanding as fully paid and non-assessable shares and are beneficially owned by the Corporation.  No Person has any agreement, option, right or privilege (whether pre-emptive, contractual or otherwise) capable of becoming an agreement for the purchase, acquisition, subscription for or issue of any of the unissued shares or other securities of the Subsidiaries or for the purchase or acquisition of any of the outstanding shares or other securities of the Subsidiaries.

(n)

Working Capital:  Taking into account the net proceeds of the Offering, the Corporation and its Subsidiaries have sufficient working capital for at least 12 months from the Closing Date.

(o)

No Associates:  The Corporation has no associates (as such term is defined in the Securities Act (Ontario)) is not a partner, co-tenant, joint-venturer or otherwise a participant in any partnership, co-tenancy or other similar jointly owned business.

(p)

Issue of Offered Securities:  All necessary corporate action has been taken by the Corporation to authorize the issue, sale and delivery of the Offered Securities and the grant of the Agents’ Option on the terms set forth in this Agreement and, upon payment therefor, the Subject Shares will be validly issued as fully paid and non-assessable

Common Shares.  When issued, the Offered Securities will conform to all statements relating thereto contained in the Offering Documents and such description conforms to the rights set forth in the instruments defining the same.

(q)

Consents, Approvals and Conflicts:  None of the offering and sale of the Offered Securities, the execution and delivery of this Agreement, the Offering Documents and the Ancillary Documents, the compliance by the Corporation with the provisions of this Agreement and the Ancillary Documents or the consummation of the transactions contemplated herein and therein including, without limitation, the issue of the Offered Securities to the Purchasers for the consideration and upon the terms and conditions as set forth in this Agreement and the Offering Documents, do or will (i) require the consent, approval, or authorization, order or agreement of, or registration or qualification with, any governmental agency, body or authority, court, stock exchange, securities regulatory authority or other Person, except (A) such as have been obtained, or (B) such as may be required under the Securities Laws of the Offering Jurisdictions and will be obtained by the Closing Date, or (ii) conflict with or result in any breach or violation of any of the provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Corporation or the Subsidiaries is a party or by which any of them or any of the properties or assets thereof is bound, or the articles or by-laws or any other constating document of the Corporation or the Subsidiaries or any resolution passed by the directors (or any committee thereof) or shareholders of the Corporation or the Subsidiaries, or any statute or any judgment, decree, order, rule, policy or regulation of any court, governmental authority, arbitrator, stock exchange or securities regulatory authority applicable to the Corporation or the Subsidiaries or any of the properties or assets thereof which could have a Material Adverse Effect.

(r)

Authority and Authorization:  The Corporation has taken all necessary corporate action to authorize, and has authorized, the execution, delivery and performance of this Agreement and the Ancillary Documents and to observe and perform the provisions of this Agreement and the Ancillary Documents in accordance with the provisions hereof and thereof including, without limitation, the issue of the Offered Securities to the Purchasers for the consideration and upon the terms and conditions set forth in this Agreements.

(s)

Validity and Enforceability:  This Agreement has been authorized, executed and delivered by the Corporation and constitutes a valid and legally binding obligation of the Corporation enforceable against the Corporation in accordance with the terms thereof.  Upon the execution and delivery thereof by the Corporation, each of the Ancillary Documents will constitute a valid and legally binding obligation of the Corporation enforceable against the Corporation in accordance with the terms thereof.

(t)

No Voting Agreements:  To the knowledge of the Corporation, there is no agreement in force or effect which in any manner affects or will affect the voting or control of any of the securities of the Corporation.

(u)

Insiders:  To the knowledge of the Corporation, none of the directors, officers, insiders or employees of the Corporation, or any associate or affiliate of any of the foregoing, has, or has had within the last three years, any material interest, direct or indirect, in any transaction, or in any proposed transaction, that has materially affected or will materially affect the Corporation except as disclosed in the Canadian Final Prospectus.

(v)

Broker Warrants:

(i)

The Corporation has all requisite corporate power and authority to enter into and issue the Broker Warrants.  All necessary corporate action has been taken by the Corporation to:

A.

authorize the creation and issue of the Broker Warrants in accordance with the terms and conditions hereof and, when issued, the Broker Warrants will be validly issued;

B.

authorize the creation, execution, delivery and performance of the Broker Warrant Certificates and to observe and perform the provisions of the Broker Warrant Certificates in accordance with the provisions thereof; and

C.

allot, reserve and authorize the issuance of the Broker Shares in accordance with the terms and conditions set out in the Broker Warrant Certificates and, when issued, the Broker Shares will be validly issued as fully paid and non-assessable Common Shares.

(ii)

None of the issue of the Broker Warrants, the compliance by the Corporation with the provisions of the Broker Warrant Certificates, the issue of the Broker Shares upon the terms and conditions set out in the Broker Warrant Certificates do or will (i) require the consent, approval, or authorization, order or agreement of, or registration or qualification with, any governmental agency, body or authority, court, stock exchange, securities regulatory authority or other Person, except (A) such as have been obtained, or (B) such as may be required under the Securities Laws of the Offering Jurisdictions and will be obtained by the Closing Date, or (ii) conflict with or result in any breach or violation of any of the provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Corporation is a party or by which it or any of the properties or assets thereof is bound, or the articles or by-laws of the Corporation or any resolution passed by the directors (or any committee thereof) or shareholders of the Corporation, or any statute or any judgment, decree, order, rule, policy or regulation of any court, governmental authority, any arbitrator, stock exchange or securities regulatory authority applicable to the Corporation or any of the properties or assets thereof which could have a Material Adverse Effect.

(iii)

None of the issue of the Broker Warrants or the Broker Shares will be subject to any pre-emptive right or other contractual right to purchase securities granted by the Corporation or to which the Corporation is subject.

(w)

Transfer Agent:  Olympia Transfer Services at its principal offices in Toronto, Ontario, has been appointed as the registrar and transfer agent for the Common Shares.

(x)

Accounting Controls:  The Corporation maintains a system of internal accounting controls sufficient to provide reasonable assurance that:  (i) transactions are completed in accordance with the general or a specific authorization of management of the Corporation; (ii) transactions are recorded as necessary to permit the preparation of consolidated financial statements for the Corporation in conformity with U.S. GAAP and to maintain asset accountability; (iii) access to assets of the Corporation and the Subsidiaries is permitted only in accordance with the general or a specific authorization of management of the Corporation; and (iv) the recorded accountability for assets of the

Corporation and the Subsidiary is compared with the existing assets of the Corporation and the Subsidiaries at reasonable intervals and appropriate action is taken with respect to any differences therein.

(y)

Financial Statements:  The audited consolidated financial statements of the Corporation as at and for the financial years ended December 31, 2009, December 31, 2008 and December 31, 2007, together with the auditor's report thereon and the notes thereto and the interim unaudited consolidated financial statements of the Corporation as at and for the six month period ended June 30, 2010 have been prepared in accordance with U.S. GAAP applied on a basis consistent with prior periods, (i) are, in all material respects, consistent with the books and records of the Corporation, (ii) contain and reflect all material adjustments for the fair presentation of the results of operations and the financial condition of the business of the Corporation for the periods covered thereby, (iii) present fairly, in all material respects, the financial position of the Corporation as at the dates thereof and the results of its operations and the changes in its financial position for the periods then ended and (iv) contain and reflect adequate provision or allowance for all reasonably anticipated liabilities, expenses and losses of the Corporation.

(z)

Auditor:  The Auditor is independent with respect to the Corporation within the meaning of the Rules of Professional Conduct of the Institute of Chartered Accountants of British Columbia and there has never been any reportable event (within the meaning of National Instrument 51-102) with the Auditor.

(aa)

Disagreement with Auditor:  There has never been a reportable disagreement (within the meaning of NI 51-102) with the Auditor.

(bb)

Audit Committee:  The responsibilities and composition of the audit committee of the directors of the Corporation comply, in all material respects, with National Instrument 52-110.

(cc)

No Cease Trade Order:  No order preventing, ceasing or suspending trading in any securities of the Corporation or prohibiting the issue and sale of securities by the Corporation has been issued and no proceedings for either of such purposes have been instituted or, to the best of the knowledge of the Corporation, are pending, contemplated or threatened.

(dd)

No Order:  Except as disclosed in the Information, none of the Corporation’s directors or officers is now, or has ever been, subject to an order or ruling of any Government Authority prohibiting such individual from acting as a director or officer of a public company or of a company listed on any stock exchange.

(ee)

Changes in Financial Position:  Since June 30, 2010, neither:

(i)

the Corporation nor the Subsidiaries has paid or declared any dividend or incurred any material capital expenditure or made any commitment therefor;

(ii)

the Corporation nor the Subsidiaries has incurred any obligation or liability, direct or indirect, contingent or otherwise, except in the ordinary course of business and which is, and which in the aggregate are, material; and

(iii)

the Corporation nor the Subsidiaries has entered into any material transaction.

(ff)

No Debt Instruments:  Except as disclosed in the Information, the Corporation has not incurred, authorized, agreed or otherwise become committed to provide guarantees for borrowed money or incurred, authorized, agreed or otherwise become committed for any indebtedness for borrowed money.

(gg)

Loans:  The Corporation has not made any material loans to or guaranteed the obligations of any Person.

(hh)

Insolvency:  Neither the Corporation nor the Subsidiaries has committed an act of bankruptcy or sought protection from the creditors thereof before any court or pursuant to any legislation, proposed a compromise or arrangement to the creditors thereof generally, taken any proceeding with respect to a compromise or arrangement, taken any proceeding to be declared bankrupt or wound up, taken any proceeding to have a receiver appointed of any of the assets thereof, had any Person holding any encumbrance, lien, charge, hypothec, pledge, mortgage, title retention agreement or other security interest or receiver take possession of any of the property thereof, had an execution or distress become enforceable or levied upon any portion of the property thereof or had any petition for a receiving order in bankruptcy filed against it.

(ii)

No Contemplated Changes:  Neither the Corporation nor the Subsidiaries has approved, is contemplating, has entered into any agreement in respect of, or has any knowledge of:

(i)

the purchase of any property or assets or any interest therein or the sale, transfer or other disposition of any property or assets or any interest therein currently owned, directly or indirectly, by the Corporation or the Subsidiaries whether by asset sale, transfer of shares or otherwise;

(ii)

the change of control (by sale or transfer of shares or sale of all or substantially all of the property and assets of the Corporation or the Subsidiaries or otherwise) of the Corporation or the Subsidiaries; or

(iii)

a proposed or planned disposition of shares by any shareholder who owns, directly or indirectly, 10% or more of the outstanding shares of the Corporation or the Subsidiaries.

(jj)

Insurance:  The assets of the Corporation and the Subsidiaries and the business and operations thereof are insured against loss or damage with responsible insurers on a basis consistent with insurance obtained by reasonably prudent participants in a comparable business in comparable circumstances, such coverage is in full force and effect and the Corporation and the Subsidiaries have not failed to promptly give any notice or present any material claim thereunder.

(kk)

Taxes and Tax Returns:  Each of the Corporation and the Subsidiaries has filed in a timely manner all necessary tax returns and notices and has paid all applicable taxes of whatsoever nature for all tax years prior to the date hereof to the extent that such taxes have become due or have been alleged to be due and neither the Corporation nor the Subsidiaries is aware of any tax deficiencies or interest or penalties accrued or accruing, or alleged to be accrued or accruing, thereon where, in any of the above cases, it might reasonably be expected to have a Material Adverse Effect and there are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any tax return by any of them or the payment of any material tax, governmental charge, penalty, interest or fine against any of them.  There are no material actions, suits, proceedings, investigations or claims now threatened or pending against the Corporation or the Subsidiaries which could result in a material liability in respect of taxes, charges or levies of any governmental authority, penalties, interest, fines, assessments or reassessments or any matters under discussion with any governmental authority relating to taxes, governmental charges, penalties, interest, fines, assessments or reassessments asserted by any such authority and the Corporation and the Subsidiaries have withheld (where applicable) from each payment to each of the present and former officers, directors, employees and consultants thereof the amount of all taxes and other amounts, including, but not limited to, income tax and other deductions, required to be withheld therefrom, and has paid the same or will pay the same when due to the proper tax or other receiving authority within the time required under applicable tax legislation.

(ll)

Compliance with Laws, Licenses and Permits:  Each of the Corporation and the Subsidiaries has conducted and is conducting the business thereof in compliance in all material respects with all applicable Laws, tariffs, orders and directives of each jurisdiction in which it carries on business and possesses all material approvals, consents, certificates, registrations, authorizations, permits and licenses issued by the appropriate provincial, state, municipal, federal or other regulatory agency or body necessary to carry on the business currently carried on, or contemplated to be carried on, by it, is in compliance in all material respects with the terms and conditions of all such approvals, consents, certificates, authorizations, permits and licenses and with all Laws, tariffs, orders and directives material to the operations thereof, and neither the Corporation nor the Subsidiaries has received any notice of the modification, revocation or cancellation of, or any intention to modify, revoke or cancel any proceeding relating to the modification, revocation or cancellation of any such approval, consent, certificate, authorization, permit or license which, singly or in the aggregate, if the subject of an unfavourable decision, order, ruling or finding, would have a Material Adverse Effect.

(mm)

Agreements and Actions:  Neither the Corporation nor the Subsidiaries is in violation of any term of the articles or by-laws or any constating document thereof.  Neither the Corporation nor the Subsidiaries is in violation of any term or provision of any agreement, indenture or other instrument applicable to it which would, or could, result in any Material Adverse Effect, neither the Corporation nor the Subsidiaries is in default in the payment of any obligation owed which is now due and there is no action, suit, proceeding or investigation commenced, pending or, to the knowledge of the Corporation after due inquiry, threatened which, either in any case or in the aggregate, might result in any Material Adverse Effect or which places, or could place, in question the validity or enforceability of this Agreement, the Ancillary Documents or any document or instrument delivered, or to be delivered, by the Corporation pursuant hereto or thereto.

(nn)

Owner of Property:  Except as disclosed in the Offering Documents, each of the Corporation and the Subsidiaries is the absolute legal and beneficial owner of, and have good and marketable title to, all of the material properties of the Corporation or assets thereof, free of all mortgages, liens, charges, pledges, security interests, encumbrances, claims or demands whatsoever and no other property rights are necessary for the conduct of the business of the Corporation or the Subsidiaries as currently conducted or contemplated to be conducted, neither the Corporation nor the Subsidiaries is aware of any claim or the basis for any claim that might or could adversely affect the right thereof to use, transfer or otherwise exploit such property rights and, neither the Corporation nor the Subsidiaries has any responsibility or obligation to pay any commission, royalty, licence fee or similar payment to any Person with respect to the property rights thereof.

(oo)

Mineral Rights:  The Corporation and the Subsidiaries hold either freehold title, mining leases, mining claims or participating interests or other conventional property, proprietary or contractual interests or rights, recognized in the jurisdiction in which a particular property is located, in respect of the ore bodies and minerals located in properties in which the Corporation and the Subsidiaries have an interest as described in the Title and Corporate Opinion under valid, subsisting and enforceable title documents or other recognized and enforceable agreements or instruments, sufficient to permit the Corporation or applicable Subsidiaries to explore the minerals relating thereto, all such property, leases or claims and all property, leases or claims in which the Corporation or any Subsidiaries has an interest or right have been validly located and recorded in accordance with all applicable Laws and are valid and subsisting, the Corporation and the Subsidiaries have all necessary surface rights, access rights and other necessary rights and interests relating to the properties in which the Corporation and the Subsidiaries have an interest, as described in the Title and Corporate Opinion, granting the Corporation or the Subsidiaries the right and ability to explore for minerals, ore and metals for development purposes as are appropriate in view of the rights and interest therein of the Corporation or applicable Subsidiaries, with only such exceptions as do not materially interfere with the use made by the Corporation or the Subsidiaries of the rights or interests so held and each of the proprietary interests or rights and each of the documents, agreements and instruments and obligations relating thereto referred to above is currently in good standing in the name of the Corporation or the Subsidiaries.

(pp)

Property Agreements:  Any and all of the agreements and other documents and instruments pursuant to which the Corporation or the Subsidiaries holds its properties and assets thereof (including any interest in, or right to earn an interest in, any property) are valid and subsisting agreements, documents or instruments in full force and effect, enforceable in accordance with terms thereof, neither the Corporation nor the Subsidiaries is in default of any of the material provisions of any such agreements, documents or instruments nor has any such default been alleged, and such properties and assets are in good standing under the applicable statutes and regulations of the jurisdictions in which they are situated, all leases, licences and claims pursuant to which the Corporation or the Subsidiaries derives the interests thereof in such property and assets are in good standing and there has been no material default under any such lease, licence or claim and all taxes required to be paid with respect to such properties and assets to the date hereof have been paid.  None of the properties (or any interest in, or right to earn an interest in, any property) of the Corporation or the Subsidiaries is subject to any right of first refusal or purchase or acquisition right.

(qq)

Exploration Activity:  All exploration activities conducted by the Corporation on its properties have been conducted in all material respects in accordance with good exploration practices and all applicable workers’ compensation and health and safety and workplace laws have been complied with in all material respects.

(rr)

No Limitation on Operations:  Except to the extent necessary to comply with applicable Laws, the Corporation is not a party to or bound or affected by any commitment, agreement or document containing any covenant which expressly limits the freedom of the Corporation to compete in any line of business, or to transfer or move any of its assets or operations or which would materially impact the business practices, operations or condition of the Corporation or which would prohibit or restrict the Corporation from completing the Offering.

(ss)

No Defaults:  Neither the Corporation nor the Subsidiaries is in default of any material term, covenant or condition under or in respect of any judgment, order, agreement or instrument to which it is a party or to which it or any of the property or assets thereof are or may be subject, and no event has occurred and is continuing, and no circumstance exists which has not been waived, which constitutes a default in respect of any commitment, agreement, document or other instrument to which the Corporation or the Subsidiaries is a party or by which it is otherwise bound entitling any other party thereto to accelerate the maturity of any amount owing thereunder or which could have a Material Adverse Effect.

(tt)

Compliance with Employment Laws:  Each of the Corporation and its Subsidiaries is in compliance with all Laws respecting employment and employment practices, terms and conditions of employment, pay equity and wages, except where such non-compliance would not constitute an adverse material fact concerning the Corporation or the Subsidiaries or result in an adverse material change to the Corporation or the Subsidiaries, and has not and is not engaged in any unfair labour practice, there is no labour strike, dispute, slowdown, stoppage, complaint or grievance pending or, to the best of the knowledge of the Corporation or the Subsidiaries after due inquiry, threatened against the Corporation, no union representation question exists respecting the employees of the Corporation and no collective bargaining agreement is in place or currently being negotiated by the Corporation, neither the Corporation nor the Subsidiaries has received any notice of any unresolved matter and there are no outstanding orders under any employment or human rights legislation in any jurisdiction in which the Corporation or the Subsidiaries carries on business or has employees, no employee has any agreement as to the length of notice required to terminate his or her employment with the Corporation or the Subsidiaries in excess of 12 months or equivalent compensation and all benefit and pension plans of the Corporation or the Subsidiaries are funded in accordance with applicable Laws and no past service funding liability exist thereunder.

(uu)

Employee Plans:  Each material plan for retirement, bonus, stock purchase, profit sharing, stock option, deferred compensation, severance or termination pay, insurance, medical, hospital, dental, vision care, drug, sick leave, disability, salary continuation, legal benefits, unemployment benefits, vacation, pension, incentive or otherwise contributed to, or required to be contributed to, by the Corporation or the Subsidiaries for the benefit of any current or former officer, director, employee or consultant of the Corporation or the Subsidiaries has been maintained in material compliance with the terms thereof and with the requirements prescribed by any and all statutes, orders, rules, policies and regulations that are applicable to any such plan.

(vv)

Accruals:  All material accruals for unpaid vacation pay, premiums for unemployment insurance, health premiums, federal or provincial pension plan premiums, accrued wages, salaries and commissions and payments for any plan for any officer, director, employee or consultant of the Corporation or the Subsidiaries have been accurately reflected in the books and records of the Corporation.

(ww)

Work Stoppage:  There has not been, and there is not currently, any labour trouble which is adversely effecting or could adversely effect, in a material manner, the conduct of the business of the Corporation.

(xx)

Environmental Compliance:  The Corporation or the Subsidiaries:

(i)

and the property, assets and operations thereof comply in all material respects with all applicable Environmental Laws (which term means and includes, without limitation, any and all applicable Laws relating to the environment, occupational health and safety, or any Environmental Activity (which term means and includes, without limitation, any past, present or future activity, event or circumstance in respect of a Contaminant (which term means and includes, without limitation, any pollutants, dangerous substances, liquid wastes, hazardous wastes, hazardous materials, hazardous substances or contaminants or any other matter including any of the foregoing, as defined or described as such pursuant to any Environmental Law), including, without limitation, the storage, use, holding, collection, purchase, accumulation, assessment, generation, manufacture, construction, processing, treatment, stabilization, disposition, handling or transportation thereof, or the release, escape, leaching, dispersal or migration thereof into the natural environment, including the movement through or in the air, soil, surface water or groundwater));

(ii)

do not have any knowledge of, and have not received any notice of, any material claim, judicial or administrative proceeding, pending or threatened against, or which may affect, either the Corporation or the Subsidiary or any of the property, assets or operations thereof, relating to, or alleging any violation of any Environmental Laws, the Corporation is not aware of any facts which could give rise to any such claim or judicial or administrative proceeding and neither the Corporation nor the Subsidiary nor any of the property, assets or operations thereof is the subject of any investigation, evaluation, audit or review by any Governmental Authority to determine whether any violation of any Environmental Laws has occurred or is occurring or whether any remedial action is needed in connection with a release of any Contaminant into the environment, except for compliance investigations conducted in the normal course by any Governmental Authority;

(iii)

have not given or filed any notice under any Law with respect to any Environmental Activity, neither the Corporation nor the Subsidiary has any liability (whether contingent or otherwise) in connection with any Environmental Activity and the Corporation is not aware of any notice being given under any Law or of any liability (whether contingent or otherwise) with respect to any Environmental Activity relating to or affecting the Corporation or the Subsidiary, the property, assets, business or operations thereof;

(iv)

do not store any hazardous or toxic waste or substance on the property thereof and have not disposed of any hazardous or toxic waste, in each case in a manner contrary to any Environmental Laws, and there are no Contaminants on any of the premises at which the Corporation or the Subsidiary carries on business, in each case other than in compliance with Environmental Laws; and

(v)

is not subject to any contingent or other liability relating to the restoration or rehabilitation of land, water or any other part of the environment or non-compliance with Environmental Law.

(yy)

Indigenous Peoples Claims:  There are no claims with respect to indigenous person rights currently pending or, to knowledge of the Corporation, threatened with respect to any of the properties of the Corporation.

(zz)

No Litigation:  There are no actions, suits, proceedings, inquiries or investigations existing, pending or, to the knowledge of the Corporation, after due inquiry, threatened against or which adversely affect the Corporation or the Subsidiaries or to which any of the property or assets thereof is subject, at law or equity, or before or by any court, federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which may in any way materially adversely affect the condition (financial or otherwise), capital, property, assets, operations or business of the Corporation or the Subsidiaries or the ability of any of them to perform the obligations thereof and neither the Corporation nor the Subsidiaries is subject to any judgment, order, writ, injunction, decree, award, rule, policy or regulation of any Governmental Authority, which, either separately or in the aggregate, may result in a Material Adverse Effect or the ability of the Corporation to perform its obligations under this Agreement and the Ancillary Documents.

(aaa)

Intellectual Property:  Either the Corporation or the Subsidiaries owns or possesses adequate enforceable rights to use all trademarks, copyrights and trade secrets used or proposed to be used in the conduct of the business thereof and, to the knowledge of the Corporation, after due inquiry, neither the Corporation nor the Subsidiaries is infringing upon the rights of any other Person with respect to any such trademarks, copyrights or trade secrets and no other Person has infringed any such trademarks, copyrights or trade secrets.

(bbb)

Non-Arm's Length Transactions:  Neither the Corporation nor the Subsidiaries owes any amount to, nor has the Corporation any present loans to, or borrowed any amount from or is otherwise indebted to, any officer, director, employee or securityholder of any of them or any Person not dealing at “arm's length” (as such term is defined in the Income Tax Act (Canada)) with any of them except for usual employee reimbursements and compensation paid in the ordinary and normal course of the business of either the Corporation or the Subsidiaries.  Except usual employee or consulting arrangements made in the ordinary and normal course of business, neither the Corporation nor the Subsidiaries is a party to any contract, agreement or understanding with any officer, director, employee or securityholder of either of them or any other Person not dealing at arm's length with the Corporation and the Subsidiaries.  No officer, director or employee of the Corporation or the Subsidiaries and no Person which is an affiliate or associate of any of the foregoing Persons, owns, directly or indirectly, any interest (except for shares representing less than 5% of the outstanding shares of any class or series of any publicly traded company) in, or is an officer, director, employee or consultant of, any Person which is, or is engaged in, a business competitive with the business of the Corporation or the Subsidiaries which could materially adversely impact on the ability to properly perform the services to be performed by such Person for the Corporation or the Subsidiaries.  No officer, director, employee or securityholder of either the Corporation or the Subsidiaries has any cause of action or other claim whatsoever against, or owes any amount to, either the Corporation or the Subsidiaries except for claims in the ordinary and normal course of the business of the Corporation or the Subsidiaries such as for accrued vacation pay or other amounts or matters which would not be material to the Corporation.

(ccc)

Material Contracts:  The only material contracts to which the Corporation or the Subsidiaries is a party or by which either of them is bound are:

(i)

this Agreement; and

(ii)

the Escrow Agreement,

and all such contracts are valid and subsisting agreements in full force and effect unamended and there exists no material default or event, occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any event or condition, would become a material default thereunder by any party thereto.

(ddd)

Technical Reports:  The technical report of the Corporation filed on SEDAR is prepared in accordance with the requirements set out in National Instrument 43-101 and the Corporation has made available to the authors, prior to the issue of such technical report for the purposes of preparing such technical report, all information requested by the authors which information, to the best knowledge of the Corporation, after due inquiry, did not contain any misrepresentation at its date.  The Corporation is not aware of an adverse material change in any information provided to the authors since the date that such information was so provided.

(eee)

Significant Acquisitions:  The Corporation has not completed within 75 days prior to the date hereof, nor is it proposing, any significant acquisition that would require the inclusion of any additional financial statements or pro forma financial statements in the Canadian Preliminary Prospectus or the Canadian Final Prospectus.

(fff)

Minute Books and Records:  The minute books and records of the Corporation and of the Subsidiaries contain copies of all significant or material proceedings (or certified copies thereof) of the shareholders, the directors and all committees of the directors of the Corporation and the Subsidiaries from their respective dates of incorporation.  There have been no other meetings, resolutions or proceedings of the shareholders, directors or any committees of the directors of the Corporation or the Subsidiaries not reflected in such minute books and other records, other than those which have been disclosed to the Agents or which are not material in the context of the Corporation or the Subsidiaries.

(ggg)

Dividends:  There is not, in the articles or by-laws  of the Corporation nor in any agreement, mortgage, note, debenture, indenture or other instrument or document to which the Corporation is a party, any restriction upon or impediment to the declaration or payment of dividends by the directors of the Corporation or the payment of dividends by the Corporation to the holders of Common Shares.  During the previous 12 months, the Corporation has not, directly or indirectly, declared or paid any dividend or declared or made any other distribution on any of its securities of any class, or, directly or indirectly, redeemed, purchased or otherwise acquired any Common Shares or other securities or agreed to do any of the foregoing.

(hhh)

Unlawful Payment:  Neither the Corporation nor the Subsidiaries nor any employee or agent of the Corporation or the Subsidiaries has made any unlawful contribution or other payment to any official of, or candidate for, any federal, state, provincial or foreign office, or failed to disclose fully any contribution, in violation of any Law, or made any payment to any foreign, Canadian, United States or state governmental officer or official, or other Person charged with similar public or quasi-public duties, other than payments required or permitted by the Laws of the United States.

(iii)

No Withholding of Information:  The Corporation has not withheld from the Agents any fact or information relating to the Corporation or the Subsidiaries or to the Offering that would be material to the Agents or to a prospective purchaser of Offered Securities.

(jjj)

Due Diligence:  The information supplied by the Corporation to the Agents and their respective counsel in connection with the due diligence conducted by them, including information provided at due diligence sessions held on September 17, 2010, September 23, 2010 and November 8, 2010, was, when provided or as subsequently updated in writing to the Agents, true and accurate in all material respects and not misleading and all expressions of opinion and expectation therein contained are honestly and fairly based and such replies have been prepared or approved by persons having appropriate knowledge and responsibility to enable them properly to provide such replies and all such replies have been given in good faith.

(kkk)

Continuous Disclosure:  The Corporation has made all filings required to be made under Securities Laws and the rules and policies of the TSX. The Corporation is in compliance in all material respects with its continuous disclosure obligations under Securities Laws and the rules and policies of the TSX, there are no filings that have been made on a confidential basis and all of such filings comply in all material respects with the requirements of applicable Securities Laws. None of the public disclosure record documents filed by the Corporation under the Securities Laws, including the documents and information incorporated or deemed to be incorporated by reference in the Canadian Preliminary Prospectus or the Canadian Final Prospectus, contained a misrepresentation as at its date of public dissemination.

(lll)

U.S. Matters:

(i)

The Corporation is a U.S. Reporting Issuer.

(ii)

The Corporation and its Subsidiaries maintain a system of “internal control over financial reporting” (as such term is defined in Rule 13a-15(f) and 15d-15(f) under the Exchange Act).  Since the date of the latest audited consolidated financial statements included in the Final Prospectus, there has been no change in the Corporation’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Corporation’s internal control over financial reporting.

(iii)

The Corporation and its Subsidiaries have established and maintain and evaluate “disclosure controls and procedures” (as such term is defined in Rule 13a-15 (e) and 15d-15(e) under the Exchange Act; such disclosure controls and procedures are designed to ensure that material information relating to the Corporation, and its Subsidiaries, required to be disclosed by the Corporation in the reports that it files or submits under the Exchange Act is made known to the Corporation’s Chief Executive Officer and its Chief Financial Officer by others within those entities, but as described in the Corporation’s Form 10-Q for the period ended June 30, 2010 such disclosure controls and procedures are not effective in providing reasonable assurance that material information relating to the Corporation and its Subsidiaries is made known to such persons, including during the period when the Corporation prepares its periodic reports to be filed with or furnished to the Commission.  The Corporation does not have knowledge of (a) any material weaknesses in its or its Subsidiaries’ internal controls over financial reporting or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s or its Subsidiaries’ internal controls.

(iv)

There is and has been no failure on the part of the Corporation or any of the Corporation’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(v)

Neither the Corporation nor any of its Subsidiaries nor, to the knowledge of the Corporation, any director, officer, agent, employee or affiliate of the Corporation or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Corporation, its Subsidiaries and, to the knowledge of the Corporation, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. “FCPA” means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(vi)

The operations of the Corporation and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Corporation or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Corporation, threatened.

(vii)

Neither the Corporation nor any of its Subsidiaries nor, to the knowledge of the Corporation, any director, officer, agent, employee or affiliate of the Corporation or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Corporation will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

8.

Covenants of the Corporation

(a)

Consents and Approvals:  Immediately following the acceptance by the Corporation hereof, the Corporation covenants and agrees with the Agents that the Corporation will:

(i)

obtain, to the extent not already obtained, the necessary regulatory consents from the TSX and, to the extent necessary, from the Qualifying Authorities for the Offering on such terms as are mutually acceptable to the Agents and the Corporation, acting reasonably;

(ii)

arrange for the listing of the Subject Shares on the TSX as soon as practicable; and

(iii)

make all necessary filings to obtain all other necessary regulatory and other consents and approvals required in connection with the transactions contemplated by this Agreement.

(b)

General:  The Corporation hereby covenants and agrees with the Agents that the Corporation will:

(i)

fulfill all legal requirements to permit the issue, offering and sale of the Offered Securities, the creation and issue of the Broker Warrants and the issue of the Broker Shares as contemplated in this Agreement; and

(ii)

except to the extent the Corporation participates in a merger, reorganization or business combination transaction which the directors of the Corporation determine to be in the best interests of the Corporation and following which the Corporation is no longer a body corporate subsisting under the Laws of the United States or Canada or a state, province or territory thereof or carrying on its business in the ordinary course, the Corporation shall, for a period of a least 24 months after the Closing Date, use commercially reasonable efforts to remain a corporation validly subsisting under the Laws of the United States or Canada or a state, province or territory thereof, licensed, registered or qualified as an extra-provincial or foreign corporation in all jurisdictions where the character of its properties owned or leased or the nature of the activities conducted by it make such licensing, registration or qualification necessary and shall carry on its business in the ordinary course and in compliance in all material respects with all applicable Laws, rules and regulations of each such jurisdiction.

(c)

Compliance with Securities Regulations and Commission Requests:  During the period commencing on the date of this Agreement until the Agents notify the Corporation of the completion of the Distribution, the Corporation will promptly inform the Agents, and confirm by notice in writing of the full particulars of:

(i)

when any supplement or amendment to any of the Offering Documents or any Supplementary Material shall have been filed with a Qualifying Authority;

(ii)

any request by any Qualifying Authority to amend or supplement any of the Offering Documents or for any additional information, including in respect of the Offering;

(iii)

any notice or other correspondence, either written or oral, received by the Corporation from any Qualifying Authority or the TSX or any other competent authority, including, without limitation, any other Governmental Authority, requesting any information, meeting or hearing relating to the Corporation or its securities, the Offering Documents, the Offering or any other event or state of affairs that the Corporation reasonably believes would have a Material Adverse Effect; or

(iv)

the issue by any Qualifying Authority or the TSX or any other competent authority, including, without limitation, any other Governmental Authority, of any order having the effect of ceasing or suspending the Distribution or the trading in any securities of the Corporation or suspending the use of any of the Offering Documents, or of the institution or, to the knowledge of the Corporation, threat of institution of any proceedings for any such purpose and the Corporation will use its reasonable best efforts to prevent the issue of any such stop order or of any order preventing or suspending such use or such order ceasing or suspending the Distribution or the trading in securities of the Corporation or suspending the use of any of the Offering Documents and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

(d)

Delivery of Commercial Copies:  The Corporation will deliver to each Agent, without charge, as soon as practicable and in any event within 48 hours after the applicable Passport System Receipt is issued on behalf of the Qualifying Authorities, at the offices in the cities designated by the Agents, such number of commercial copies of each of the Canadian Final Prospectus or any Prospectus Amendment, as the case may be, in the English language, and the U.S. Final Offering Memorandum or any amendment to the U.S. Final Offering Memorandum as the Agents may reasonably request.  In addition, the Corporation shall, as soon as possible following a request, deliver or cause to be delivered to the Agents such additional commercial copies of the Canadian Final Prospectus or any Prospectus Amendment, as the case may be, in the English language, and the U.S. Final Offering Memorandum or any amendment to the U.S. Final Offering Memorandum in such numbers and in such cities as the Agents may reasonably request from time to time during the Distribution.  Such delivery shall constitute the representation and warranty of the Corporation to the Agents that as of the date of delivery and at all subsequent times up to the Closing Time on the Closing Date:

(i)

each of the Offering Documents and any Supplementary Material or any amendment or supplement thereto is true and correct in all material respects and contains no misrepresentation and constitutes full, true and plain disclosure of all material facts relating to the Corporation and the Subsidiary, taken as a whole, and the Offered Securities, except information and statements relating solely to, and provided by, the Agents through the Lead Agent specifically for use in the such documents under the sections “Plan of Distribution” and “Relationship Between Corporation and Agents” and for which the Agents did not rely on any information or statements provided by the Corporation or anyone acting on its behalf;

(ii)

none of the Offering Documents or any Supplementary Material or any amendment or supplement thereto contains an untrue statement of a material fact or omits to state a material fact necessary to be stated therein, or necessary to make the statements or information contained therein not misleading in light of the circumstances under which they were made; and

(iii)

in the case of the Canadian Final Prospectus and any Prospectus Amendment, such document complies fully, in all material respects, with the requirements of the Canadian Securities Laws of the Qualifying Provinces;

as well as the consent of the Corporation to the lawful use by the Agents and other investment dealers and brokers of the Canadian Final Prospectus, any Prospectus Amendment, the U.S. Final Offering Memorandum or any amendment to the U.S. Final Offering Memorandum, as the case may be, in connection with the Distribution, subject to the provisions of this Agreement and the Securities Laws.

The Corporation shall from time to time deliver or cause to be delivered to the Agents, as soon as practicable, at the offices in the cities designated by the Agents, the number of commercial copies of any Supplementary Material which the Agents may from time to time reasonably request.

(e)

Material Changes:  During the period from the date hereof to the completion of the Distribution, the Corporation shall notify the Agents in writing of:

(i)

the full particulars of any material change (actual, anticipated, contemplated or threatened, financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise), capital or control of the Corporation;

(ii)

any material fact which has arisen or been discovered and would have been required to have been stated in the Canadian Final Prospectus or any Prospectus Amendment, as the case may be, had the fact arisen or been discovered on, or prior to, the date of the Canadian Final Prospectus or any Prospectus Amendment, as the case may be; and

(iii)

any change in any material fact (which for the purposes of this Agreement shall be deemed to include the disclosure of any previously undisclosed material fact) which fact or change is, or may be, of such a nature as to render any statement in the Canadian Final Prospectus or any Prospectus Amendment, as the case may be, misleading or untrue or which would result in a misrepresentation therein or which would result in the Canadian Final Prospectus or any Prospectus Amendment, as the case may be, not complying with the Canadian Securities Laws of the Qualifying Provinces.

The Corporation shall in good faith discuss with the Lead Agent any fact or change in circumstances (actual or anticipated) which is of such a nature that there is reasonable doubt whether written notice need be given under this subsection 8(e), it being understood and agreed that the Lead Agent in consultation with the Corporation shall be entitled to determine whether a material change or change in a material fact has occurred which makes untrue or misleading any statement of a material fact contained in the Canadian Final Prospectus or any Prospectus Amendment.

(f)

Change in Canadian Securities Laws:  If during the Distribution, there shall be any change in the Canadian Securities Laws of the Qualifying Provinces which, in the reasonable opinion of the Corporation, after consultation with the Lead Agent, requires the filing of a Prospectus Amendment, the Corporation shall, to the satisfaction of the Agents, acting reasonably, promptly prepare such Prospectus Amendment and file such Prospectus Amendment with the appropriate securities regulatory authorities in each of the Qualifying Provinces where such filing is required.

(g)

Prospectus Amendment:  The Corporation shall comply with section 57 of the Ontario Act and shall promptly, and in any event within any applicable time limitation under the Canadian Securities Laws of the Qualifying Provinces, comply, to the reasonable satisfaction of the Agents, with all applicable filing and other requirements under the Canadian Securities Laws of the Qualifying Provinces as a result of facts or changes referred to in subparagraph 8(e) hereof; provided that the Corporation shall not file any Prospectus Amendment or other document without first consulting the Agents and obtaining the approval of the Agents with respect to the form and content thereof, which approval shall not be unreasonably withheld.  The Corporation shall cooperate in all material respects with the Agents to allow and assist the Agents to participate fully in the preparation of any Prospectus Amendment and shall allow the Agents to conduct any and all due diligence investigations which in the opinion of the Agents are reasonably required in order to enable the Agents to responsibly execute any certificate required to be executed by the Agents in any Prospectus Amendment and to fulfill their obligations under the Canadian Securities Laws of the Qualifying Provinces.  The Corporation shall deliver to the Agents concurrent with filing any Prospectus Amendment under the Canadian Securities Laws of the Qualifying Provinces:

A.

a copy of the Prospectus Amendment signed as required by the Canadian Securities Laws of the Qualifying Provinces;

B.

a signed copy of all documents relating to the proposed Distribution and filed with the Prospectus Amendment under the Canadian Securities Laws of the Qualifying Provinces; and

C.

a letter dated the date of the Prospectus Amendment from the Auditor, addressed to the Agents, in form and substance satisfactory to the Agents, acting reasonably, confirming the continued accuracy of the letter delivered to the Agents pursuant to clause 2(b)(vii) hereof with such changes therein as may be necessary to bring the information in such letter forward to within two Business Days prior the date of the Prospectus Amendment, which changes shall be acceptable to the Agents, acting reasonably.

(h)

Change in Closing Date:  If a material change or a change in a material fact occurs prior to the Closing Date that requires the filing of a Prospectus Amendment then, subject to section 10 hereof,

(i)

the Closing Date shall be, unless the Corporation and the Agents otherwise agree in writing, the sixth Business Day following the later of:

A.

the date on which all applicable filings or other requirements of the Canadian Securities Laws of the Qualifying Provinces with respect to such material change or change in a material fact have been complied with in all Qualifying Provinces and any appropriate receipts obtained for such filings and notice of such filings from the Corporation or counsel to the Corporation have been received by the Agents; and

B.

the date upon which the commercial copies of any Prospectus Amendment have been delivered to the Agents in accordance with subparagraph 8(d) hereof;

(ii)

the Corporation shall forthwith file all documents required under the rules, policies and regulations of the TSX in order to issue and sell the Offered

Securities in the Qualifying Provinces and for the Subject Shares to be listed on the TSX; and

(iii)

the execution of any Prospectus Amendment and the continued offering of the Offered Securities thereafter by the Agents shall not constitute a waiver of the rights of the Agents under section 10 hereof.

(i)

Issues of Further Securities:   The Corporation agrees not to, directly or indirectly, issue, sell, offer, grant an option or right in respect of, or otherwise dispose of, or agree to or announce any intention to, issue, sell, offer, grant an option or right in respect of, or otherwise dispose of, any additional Common Shares or any securities convertible or exchangeable into Common Shares, other than pursuant to (i) the Offering, (ii) the grant or exercise of stock options and other similar issuances pursuant to any stock option plan or similar share compensation arrangements in place prior to the Closing Date, (iii) the issue of Common Shares upon the exercise of convertible securities, warrants or options outstanding prior to the Closing Date, and (iv) property acquisitions, from the date hereof and continuing for a period of 90 days from the Closing Date (the “Lock-Up Period”), without the prior written consent of the Lead Agent, such consent not to be unreasonably withheld or delayed.

(j)

Escrow:  In connection with the listing of the Common Shares on the TSX and pursuant to National Policy 46-201, the Corporation shall take such necessary actions to cause all Escrow Securities (as such term is defined in National Policy 46-201) held or controlled, directly or indirectly, by its Principals (as such term is defined in National Policy 46-201) immediately before the Corporation’s IPO (as such term is defined in National Policy 46-201) to be subject to the escrow requirements as set out in National Policy 46-201 and the Escrow Agreement, including a release schedule pursuant to which 25% of the Escrow Securities will be released from escrow on the Listing Date, with an additional 25% being released in equal tranches at six months intervals over the following 18 months.  For greater certainty, the Escrow Securities do not include the Subject Shares.

(k)

Alternative Transaction:  If the transaction contemplated by this Agreement is not completed (other than by reason of the termination of this Agreement by the Lead Agent) and an Alternative Transaction (as hereinafter defined) is entered into by the Corporation within that period of time commencing on the signing of this Agreement and ending three months after a Passport System Receipt for the Canadian Final Prospectus has been received, the Corporation shall pay to the Agents a fee equal to the maximum amount of the Commission payable under this Agreement assuming the Maximum Offering.  For the purposes hereof, an “Alternative Transaction” means: (i) an issuance of Common Shares in excess of 10% of the total value or number of Common Shares currently outstanding, or (ii) the entering into of an agreement to complete a business transaction involving the Corporation, or any of its Subsidiaries (or Non-Material Subsidiaries), and a third party that would involve an issuance of Common Shares, a sale of Common Shares or an acquisition by such third party of Common Shares, in excess of 10% of the total value or number of Common Shares currently outstanding, including, without limitation, a merger, an amalgamation, an arrangement, a reorganization, a sale or exchange of all or substantially all assets of the Corporation or any similar transaction.

(l)

Press Releases:

(i)

Subject to compliance with applicable Laws, any press release of the Corporation relating to the Offering will be provided in advance to the Lead Agent, and the

Corporation will agree to the form and content thereof with the Lead Agent prior to the release thereof.  More particularly, in order to comply with applicable U.S. Securities Laws, no press release will be issued by the Corporation in the United States concerning the Offering and any press release issued by the Company concerning the Offering shall include the following:

“Not for distribution to U.S. news wire services or dissemination in the United States.”

“This news release does not constitute an offer to sell or a solicitation of an offer to buy any of the securities in the United States.  The securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or any state securities laws and may not be offered or sold within the United States or to U.S. Persons unless registered under the U.S. Securities Act and applicable state securities laws or an exemption from such registration is available and hedging transactions involving such securities may not be conducted unless in compliance with the U.S. Securities Act.”

(ii)

The Corporation shall deliver to the Agents a copy of all press releases made and material change reports and other documents filed with any regulatory authority forthwith upon such press release being made or material change report or other document being filed until 30 days after the completion of the Distribution.

(m)

Use of Proceeds:  The Corporation will use the gross proceeds of the Offered Securities as described in, and in accordance with, the Canadian Final Prospectus.

9.

Representations, Warranties and Covenants of the Agents

(a)

Covenants:  Each of the Agents hereby covenants and agrees with the Corporation that

(i)

it shall offer for sale on behalf of the Corporation the Offered Securities in the Offering Jurisdictions in compliance with the Securities Laws of the Offering Jurisdictions;

(ii)

during the Distribution, it shall comply with the provisions of Part XVI of the Ontario Act and equivalent provisions of Canadian Securities Laws of the other Qualifying Provinces, insofar as such provisions relate to the activities of the Agent in respect of the Distribution;

(iii)

if an Agent forms a selling group for the purposes of selling the Offered Securities, it will cause each member of the selling group to comply with the covenants of the Agents as set forth in this subsection 9(a);

(iv)

it shall use its reasonable best efforts to offer and sell Offered Securities in a manner that assists the Corporation in meeting the public distribution requirements of the TSX for the listing of the Offered Securities on the TSX;

(v)

it shall provide such assistance as the Corporation may reasonably request to assist the Corporation in obtaining all necessary regulatory consents from the

Qualifying Authorities (to the extent such consents are necessary) and from the TSX for the Offering; and

(vi)

at least 48 hours prior to the Closing Time on the Closing Date, it shall provide to the Corporation complete registration instructions for the Offered Securities.

(b)

Agents' Registered Status:  Each of the Agents hereby represents and warrants to the Corporation that it is duly registered pursuant to the Canadian Securities Laws of the Qualifying Provinces as an investment dealer as defined in National Instrument 31-103.

10.

Termination

(a)

Right of Termination:  The Agents shall be entitled, at the sole option thereof, to terminate and cancel, without any liability on the part of the Agents, all of the obligations thereof under this Agreement by notice in writing to that effect delivered to the Corporation prior to or at the Closing Time on the Closing Date, if:

(i)

the Agents are not satisfied in the sole discretion thereof, acting reasonably, with the results of the due diligence review and investigation of the Corporation conducted by the Agents;

(ii)

there is in the sole opinion of the Agents a material change or change in a material fact or new material fact or an undisclosed material fact or material change which might be expected to have a material adverse effect on the condition (financial or otherwise), capital, property, assets, operations, business, affairs, profitability or prospects of the Corporation or on the market price or value of the Common Shares or any other securities of the Corporation or on the marketability of the Offered Securities;

(iii)

there should develop, occur or come into effect any occurrence of national or international consequence, or any action, Law or regulation, inquiry or other event, action or occurrence of any nature whatsoever which, in the sole opinion of the Agents, seriously affects, or could seriously affect, the financial markets, the condition (financial or otherwise), capital, property, assets, operations, business, affairs, profitability or prospects of the Corporation or the market price or value of the Common Shares or any other securities of the Corporation or the marketability of the Offered Securities;

(iv)

the state of the financial markets is such that in the sole opinion of the Agents, acting reasonably, it would be unprofitable to offer or continue to offer for sale the Offered Securities;

(v)

any order or ruling is issued, or any inquiry, action, suit, proceeding or investigation (whether formal or informal) is instituted or announced or threatened in relation to the Corporation, or any of the directors, officers or principal shareholders of the Corporation, (other than one based solely upon the activities or alleged activities of the Agents), or any Law or regulation is promulgated or changed, which prevents or restricts trading in or the distribution of the Offered Securities, the Common Shares or any other securities of the Corporation (other than one based solely upon the activities or alleged activities of the Agents);

(vi)

any order to cease or suspend trading in any securities of the Corporation is made, threatened or announced by the TSX or any other securities regulatory authority; or

(vii)

the Corporation is in breach of any material term, condition, covenant or agreement contained in this Agreement or any material representation or warranty given by the Corporation in this Agreement is or becomes untrue, false or misleading.

(b)

Rights on Termination:  Any termination by the Agents pursuant to subsection 10(a) hereof shall be effected by notice in writing delivered by the Lead Agent to the Corporation at the address thereof as set out in section 14 hereof.  The right of the Agents to so terminate the obligations thereof under this Agreement is in addition to such other remedies as the Agents may have in respect of any default, act or failure to act of the Corporation in respect of any of the matters contemplated by this Agreement.  In the event of a termination by the Agents pursuant to subsection 10(a) hereof there shall be no further liability on the part of the Agents to the Corporation or of the Corporation to the Agents except any liability which may have arisen or may thereafter arise under either section 10 or 11 hereof.

11.

Indemnity and Contribution

(a)

Indemnity:  The Corporation hereby covenants and agrees to protect, indemnify and save harmless the Agents and each investment dealer which is a member of any agency group formed by the Agents in connection with the Offering, each of the associates and affiliates of each of them and the respective directors, officers, employees, shareholders, partners, advisors and agents of each of the Agents and each investment dealer which is a member of any agency group formed by the Agents in connection with the Offering and of each of the associates and affiliates of each of them (in this section 11 each an “Indemnified Person” and collectively the “Indemnified Persons”) from and against all losses (other than a loss of profits), claims, damages, payments, liabilities, costs, fines, penalties and expenses (including the amount paid in settlement of any claim, action, suit or proceeding and the fees and expenses of counsel on a solicitor and his own client basis incurred obtaining advice in respect of, or in defending or settling, any such claim, action, suit or proceeding), joint or several, of whatsoever nature or kind to which an Indemnified Person may become subject or otherwise involved in any capacity under statute or common law or otherwise caused or incurred by reason of or in any way arising, directly or indirectly, from, by virtue of, or related to, enforcing the provisions of this Agreement, or:

(i)

the Agents having acted as the agents of the Corporation in respect of the Offering (other than by reason of the negligence, willful misconduct or bad faith of the Agents);

(ii)

any statement or information contained in the Information, the Offering Documents or the Supplementary Material (except information and statements relating solely to, and provided by, the Agents and for which the Agents did not rely on any information provided by the Corporation or anyone acting on its behalf) which at the time and in light of the circumstances under which it was made containing or being alleged to contain a misrepresentation or being or being alleged to be untrue, false or misleading;

(iii)

the omission or alleged omission to state in the Information, the Offering Documents or the Supplementary Material (except information and statements relating solely to, and provided by, the Agents and for which the Agents did not rely on any information provided by the Corporation or anyone acting on its behalf) any material fact required to be stated therein or necessary to make any statement therein not misleading in light of the circumstances under which it was made;

(iv)

any order made or inquiry, investigation or proceeding commenced or threatened by any officer or official of the TSX, any securities commission or authority or any other competent authority, not based upon the activities or the alleged activities of any of the Agents or any member of any agency group formed by the Agents based upon any untrue, false or misleading statement or omission or alleged untrue, false or misleading statement or omission or any misrepresentation or alleged misrepresentation in the Offering Documents or the Supplementary Material (except information and statements relating solely to, and provided by, the Agents) which prevents or restricts trading in the Offered Securities in any of the Qualifying Provinces in connection with the Offering;

(v)

the non-compliance or alleged non-compliance by the Corporation with any of the Canadian Securities Laws of the Qualifying Provinces or any other applicable Law in connection with the transactions contemplated herein;

(vi)

any negligence or willful misconduct by the Corporation relating to or connected with the sale by the Corporation of the Offered Securities;

(vii)

any misrepresentation or alleged misrepresentation (except any made by the Agents and for which the Agents did not rely on any information provided by the Corporation or anyone acting on its behalf) relating to the Offering or the Offered Securities, whether oral or written and whether made during and in connection with the Offering or in respect of the trading of the Offered Securities in the secondary market after the completion of the Offering, where such misrepresentation or alleged misrepresentation may give or gives rise to any other liability under any statute in any jurisdiction which is in force on the date of this Agreement or which comes into force after that date;

(viii)

any failure or alleged failure to make timely disclosure of material change by the Corporation, whether such failure or alleged failure occurs during the Offering or after the completion of the Offering, where such failure relates to the Offering or the Offered Securities and may give or gives rise to any liability under any statute in any jurisdiction which is in force on the date of this Agreement or which comes into force after that date; or

(ix)

the breach of, or default under, any term, condition, covenant or agreement of the Corporation made or contained herein or in any other document of the Corporation delivered pursuant hereto or made by the Corporation in connection with the sale of the Offered Securities or any representation or warranty of the Corporation made or contained herein or in any other document of the Corporation delivered pursuant hereto or in connection with the sale of the Offered Securities being or being alleged to be untrue, false or misleading, provided, however, that this indemnity shall not apply to the extent that a court of competent jurisdiction in a final judgement that has become non-appealable shall determine that:

A.

the Indemnified Person has been grossly negligent or has committed wilful misconduct or any fraudulent act in the course carrying out its performance in connection with the Offering; or

B.

the expenses, losses, claims, damages or liabilities, as to which indemnification is claimed, were directly caused by the actions referred to in paragraph A above.

If any matter or thing contemplated by this section 11 shall be asserted against any Indemnified Person in respect of which indemnification is or might reasonably be considered to be provided hereunder, such Indemnified Person shall notify the Corporation as soon as possible of the nature of such claim and the Corporation shall be entitled, but not required, to assume the defence of any action, suit or proceeding brought to enforce such claim; provided, however, that the defence shall be through legal counsel reasonably acceptable to the Indemnified Person and that no settlement may be made by the Corporation or the Indemnified Person without the prior written consent of the other of them and the Corporation shall not be liable for any settlement of any such claim unless it has consented in writing to such settlement.

(b)

Counsel:  In any claim referred to in section 11 hereof, the Indemnified Person shall have the right to retain separate legal counsel to act on behalf of such Indemnified Person provided that the fees and disbursements of such separate legal counsel shall be paid by the Indemnified Person unless:

(i)

the Corporation fails to assume the defence of such claim on behalf of the Indemnified Person within ten days of receiving notice of such claim;

(ii)

the Corporation and the Indemnified Person shall have mutually agreed to the retention of such separate legal counsel; or

(iii)

the named parties to such claim (including any added, third or impleaded parties) include both the Corporation and the Indemnified Person and the Indemnified Person has been advised by legal counsel that representation of both the Corporation and the Indemnified Person by the same legal counsel would be inappropriate due to actual or potential differing interests between them;

in which event or events the fees and disbursements of such separate legal counsel shall be paid by the Corporation, subject as hereinafter provided.  Where more than one Indemnified Person is entitled to retain separate counsel in the circumstances described in this subsection 11(b), all Indemnified Persons shall be represented by one separate legal counsel and the fees and disbursements of only one separate legal counsel for all Indemnified Persons shall be paid by the Corporation, unless:

(i)

the Corporation and the Indemnified Persons have mutually agreed to the retention of more than one legal counsel for the Indemnified Persons; or

(ii)

the Indemnified Persons have or any of them has been advised in writing by legal counsel that representation of all of the Indemnified Persons by the same legal counsel would be inappropriate due to actual or potential differing interests between them.

(c)

Waiver of Right:  The Corporation hereby waives its right to recover contribution from the Agents and the other Indemnified Persons with respect to any liability of the Corporation by reason of or arising out of the indemnity provided by the Corporation in this section 11; provided, however, that such waiver shall not apply in respect of an Agent for any liability directly caused or incurred by reason or arising out of any information or statements relating solely to, and provided by, such Agent or any failure by such Agent in connection with the Offering to provide to Purchasers any document which the Corporation is required to provide to the Purchasers and which the Corporation has provided or made available to the Agents to forward to the Purchasers.

(d)

Contribution:

(i)

In order to provide for just and equitable contribution in circumstances in which the indemnity contained in this section 11 is, for any reason of policy or otherwise, held to be unavailable to or unenforceable by, in whole or in part, an Indemnified Person other than in accordance with the provisions of this section 11, the Corporation shall contribute to the aggregate losses (other than a loss of profit), claims, damages, payments, liabilities, costs, fines, penalties and expenses (including the amount paid in settlement of any claim, action, suit or proceeding and the fees and expenses of counsel on a solicitor and his own client basis incurred obtaining advice in respect of, or in defending or settling, any such claim, action, suit or proceeding) of the nature contemplated by such indemnity incurred or paid by the Indemnified Person in such proportion as is appropriate to reflect not only the relative benefits received by the Corporation on the one hand and the Indemnified Person on the other hand in connection with the Offering but also the relative fault of the Corporation on the one hand and the Indemnified Person on the other hand in connection with the matters, things and actions which resulted in such losses, claims, damages, payments, liabilities, costs, fines, penalties or expenses as well as any other relevant equitable considerations or, if such allocation is not permitted by applicable Law, in such proportion so that the Indemnified Person shall be responsible for the proportion represented by the percentage that the Agents' fee per Offered Security bears to the Purchase Price and the Corporation shall be responsible for the balance, whether or not they are a party to the same or separate claims; provided, however, that no Person who has engaged in any dishonesty, fraud, fraudulent misrepresentation, negligence or wilful default shall be entitled to contribution from any Person who has not engaged in any dishonesty, fraud, fraudulent misrepresentation, negligence or wilful default and further provided that in no event shall any Agent be responsible for any amount in excess of the cash fee actually received from the Corporation under this Agreement and retained by such Agent.  For purposes of this subsection 11(d), relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact relates to information supplied by the Corporation on the one hand or the Agents on the other hand and the relevant intent, knowledge, access to information and opportunity to correct or prevent any such untrue statement or omission of the Corporation and the Indemnified Person.

(ii)

In the event that the Corporation is held to be entitled to contribution from the Agents under the provisions of any statute or Law, the Corporation shall be limited to such contribution in an amount not exceeding the lesser of:

A.

the portion of the amount of the loss or liability giving rise to such contribution for which the particular Agent is responsible as determined in accordance with subsection 11(d) above; and

B.

the amount of the cash fee actually received from the Corporation under this Agreement and retained by such Agent.

(iii)

For purposes of this subsection 11(d), each party hereto shall give prompt notice to the other parties hereto of any claim, action, suit or proceeding threatened or commenced in respect of which a claim for contribution may be made under this subsection 11(d).

(e)

Held in Trust:  To the extent that the indemnity contained in subsection 11(a) hereof is given in favour of a Person who is not a party to this Agreement, the Corporation hereby constitutes the Lead Agent as trustees for such Person for such indemnity and the covenants given by Corporation to such Person in this Agreement.  The Lead Agent hereby accept such trust and hold such indemnity and covenants for the benefit of such Persons.  The benefit of such indemnity and covenants shall be held by the Lead Agent in trust for the Persons in favour of whom such indemnities and covenants are given and may be enforced directly by such Persons.

12.

Expenses

Whether or not the purchase and sale of the Offered Securities shall be completed as contemplated by this Agreement, all expenses of or incidental to the issue, sale and delivery of the Offered Securities and of or incidental to all matters in connection with the transaction herein set out shall be borne by the Corporation including, without limitation, the reasonable fees and disbursements (including applicable taxes) of legal counsel for the Agents and the reasonable out-of-pocket expenses (including applicable taxes) of the Agents.  Prior to payments of the expenses of the Agents, the Agents shall, at the request of the Corporation, provide the Corporation with any invoice or other documentation in support of such expenses.

13.

Conditions

All terms and conditions set out in this Agreement shall be construed as conditions and any material breach or failure by either the Corporation or the Agents (each, a “Defaulting Party”) to comply with any such conditions in favour of the party that is not in breach or failure to comply shall entitle such party to terminate its obligations hereunder by written notice to that effect given to the Defaulting Party prior to the Closing Time. The parties hereto shall use their best efforts to cause all conditions in this Agreement that are required to be satisfied by the Closing Time to be satisfied. It is understood that the Corporation or the Agents may waive in whole or in part, or extend the time for compliance with, any of such terms and conditions without prejudice to their respective rights in respect of any subsequent breach or non-compliance, provided that in order to be binding, any such waiver or extension must be in writing. If the Agents shall elect to terminate the obligations thereof to complete the Closing as aforesaid, whether the reason for such termination is within or beyond the control of the Corporation, the liability of the Corporation hereunder shall be limited to the indemnity referred to in section 11 hereof, the right to contribution referred to in section 11 hereof and the payment of expenses referred to in section 12 hereof.

14.

Notices

Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be personally delivered or sent by telecopier no later than 5:00 p.m., Toronto time, on a Business Day to the following addresses:

(a)

in the case of the Corporation:

360 Bay Street

Suite 301

Toronto, Ontario M5H 2V6

Attention:

Paul Zyla, President and Chief Executive Officer

Telecopier:

(416) 981-3055

with a copy to (which shall not constitute notice):

Peterson Law Professional Corporation
390 Bay Street
Suite 806
Toronto, Ontario M5H 2Y2

Attention:

Dennis Peterson

Telecopier:

(647) 259-1785

(b)

in the case of the Agents:

Haywood Securities Inc.
181 Bay Street
Brookfield Place
Suite 2910, Box 808
Toronto, Ontario  M5J 2T3

Attention:

Greg McKenzie

Telecopier:

(416) 507-2350

-and to-

GMP Securities L.P.
145 King Street West
Suite 300
Toronto, Ontario M5H 1J8

Attention:

Kevin Reid

Telecopier:

416-943-6160

Raymond James Ltd.
40 King Street West
Scotia Plaza
Suite 5300, P.O. Box 415
Toronto, Ontario M5H 3Y2

Attention:

John Willett

Telecopier:

416-777-7020

with a copy to (which shall not constitute notice):

Fraser Milner Casgrain LLP

77 King Street West
Toronto-Dominion Centre
Suite 400

Toronto, Ontario M5K 0A1

Attention:

Sander Grieve

Telecopier:

(416) 863-4592

Either the Corporation or any of the Agents may change its address for notice by notice given in the manner aforesaid.  Any such notice or other communication shall be in writing, and unless delivered to a responsible officer of the addressee, shall be given by telecopier, and shall be deemed to have been given on the day on which it was delivered or sent by telecopier.

15.

Miscellaneous

(a)

Governing Law:  This Agreement shall be governed by and be interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

(b)

Time of Essence:  Time shall be of the essence of this Agreement.

(c)

Survival:  All representations, warranties, covenants and agreements of the Corporation and the Agents herein contained or contained in any documents contemplated by, or delivered pursuant to, this Agreement or in connection with the purchase and sale of the Offered Securities shall survive the purchase and sale of the Offered Securities and the termination of this Agreement and shall continue in full force and effect for the benefit of the party to whom such representations, warranties, covenants and agreements are given, regardless of any subsequent disposition of Subject Shares or Warrants or any investigation by or on behalf of the Agents with respect thereto.

(d)

Counterparts:  This Agreement may be executed by any one or more of the parties to this Agreement by facsimile or in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

(e)

Entire Agreement:  This Agreement constitutes the entire agreement between the Corporation and the Agents in connection with the issue and sale of the Offered Securities by the Corporation and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, including, but not limited to, any engagement agreement or term sheet between the Corporation and the Agents relating to the issue and sale of the Offered Securities.

(f)

Severability:  If any provision of this Agreement is determined to be void or unenforceable in whole or in part, it shall be deemed not to affect or impair the validity of any other provision of this Agreement and such void or unenforceable provision shall be severed from this Agreement.

(g)

Language: The parties hereto acknowledge and confirm that they have requested that this Agreement as well as all notices and other documents contemplated hereby be drawn up in the English language.  Les parties aux présentes reconnaissent et confirment qu'elles ont convenu que la présente convention ainsi que tous les avis et documents qui s'y rattachent soient rédigés dans la langue anglaise.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Would you kindly confirm the agreement of the Corporation to the foregoing by executing four (4) original copies of this Agreement and thereafter returning such executed copies to Haywood Securities Inc.

Yours truly,

HAYWOOD SECURITIES INC.
By:	/s/ “Greg McKenzie”

GMP SECURITIES L.P.
By:	/s/ “Kevin Reid”

RAYMOND JAMES LTD.
By:	/s/ “John Willett”

The undersigned hereby accepts and agrees to the foregoing as of the 8th day of November, 2010.

XTRA-GOLD GOLD RESOURCES CORP.
By:	/s/ “Paul Zyla”

Schedule A

COMPLIANCE WITH UNITED STATES SECURITIES LAWS

As used in this Schedule A, capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the agency agreement to which this schedule is annexed and the following terms shall have the meaning indicated below:

“Directed Selling Efforts” means “directed selling efforts” as that term is defined in Rule 902(c) of Regulation S.  Without limiting the foregoing, but for greater clarity in this Agreement, it means, subject to the exclusions from the definition of “directed selling efforts” contained in Regulation S, any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Offered Securities, and includes the placement of any advertisement in a publication with a general circulation in the United States that refers to the offering of the Offered Securities;

“General Solicitation” and “General Advertising” means “general solicitation” and “general advertising”, respectively, as used in Rule 502(c) under the U.S. Securities Act, including, but not limited to, any advertisements, articles, notices, press releases or other communications published in any newspaper, magazine or similar media, available on the Internet or broadcast over radio or television, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising or in any other manner involving a public offering within the meaning of Section 4(2) of the U.S. Securities Act;

“Distribution Compliance Period” means a six month period that begins on the Closing Date, except that all offers and sales by the Agents, any member of the Selling Dealer Group, a dealer, or other person that participates in the distribution of the Offered Shares pursuant to a contractual arrangement, of an unsold allotment or subscription of Offered Shares shall be deemed to be made during the Distribution Compliance Period;

“Domestic Issuer” means a “domestic issuer” as that term is defined in Regulation S;

“Dot S Procedures” means the procedures for trading in the Offered Shares set forth in the Prospectus under the heading “United States Securities Law Matters” and in the notice to participating organizations from the Toronto Stock Exchange with respect to the trading of the Offered Shares;

“Offshore Shares” means those Offered Shares sold outside the United States;

“Selling Dealer Group” means the dealers and brokers other than the Agents, if any, who participate in the offer and sale of the Offered Shares pursuant to the Agency Agreement;

“U.S. Accredited Investor” means an “accredited investor” as that term is defined in Rule 501(a) of Regulation D as modified by the Dodd Frank Wall Street Reform and Consumer Protection Act;

“U.S. Placement Agent” means ●, or ●, as the case may be;

All other capitalized term used but not otherwise defined in this Schedule A shall have the meanings assigned to them in the Agency Agreement to which this Schedule A is attached.

Representations, Warranties and Covenants of the Agents

Each Agent, severally and not jointly, nor jointly and severally, acknowledges that the Offered Securities, the Unit Shares, the Warrants, the Warrant Shares, the Broker Warrants and Broker Shares have not been and will not be registered under the U.S. Securities Act and may be offered and sold within the United States or to or for the account or benefit of a U.S. Person only in transactions exempt from or excluded from the U.S. Securities Act. Each Agent, severally and not jointly, represents, warrants and covenants to and with the Corporation, and will cause its U.S. Affiliates to comply with such representations, warranties and covenants, that:

1.

It has offered and sold and will offer and sell the Offered Securities only outside the United States in accordance with Rule 903 of Regulation S or as provided in paragraphs 2 through 12 below. Accordingly, neither it, nor any persons acting on its behalf, has made or will make (except as permitted in paragraphs 2 through 17 below): (i) any offer to sell or any solicitation of an offer to buy, any Offered Securities to any person in the United States or to or for the account or benefit of a U.S. Person, (ii) any sale of Offered Securities to any purchaser unless, at the time the buy order was or will have been originated, the purchaser was outside the United States (except for purchasers who are excluded from the definition of “U.S. Person” pursuant to Rule 902(k)(2)(i) of Regulation S), or it or its affiliates (including its U.S. Placement Agent) or persons acting on its or their behalf reasonably believe that such purchaser was outside the United States, or (iii) any Directed Selling Efforts in the United States with respect to the Offered Securities.

2.

All offers and sales of Offered Securities to U.S. Purchasers have been or will be made by it or its affiliates (including its U.S. Placement Agent) in accordance with applicable U.S. federal and state broker-dealer requirements.

3.

Neither it, nor any of its respective affiliates nor any person acting on behalf of any of the foregoing has engaged or will engage in any hedging transactions with respect to the Offered Shares, except in compliance with the U.S. Securities Act;

4.

Neither it, nor any of its respective affiliates nor any person acting on behalf of any of the foregoing will offer or sell any Offshore Shares (whether acting as a dealer or otherwise) prior to the expiration of the Distribution Compliance Period, except in compliance with the provisions of Rule 903 or Rule 904 of Regulation S (if available), or pursuant to an effective registration statement under the U.S. Securities Act or an available exemption from the registration requirements of the U.S. Securities Act, and in compliance with the Dot S procedures;

5.

Its U.S. Placement Agent is, on the date hereof and was or will be on the date of each offer and sale of Offered Securities, duly registered as a broker-dealer under section 15(b) of the U.S. Exchange Act and a member of, and in good standing with, the Financial Industry Regulatory Authority, Inc.

6.

Any offer, sale or solicitation of an offer to buy the Offered Securities that has been made or will be made to U.S. Purchasers by it or its affiliates (including its U.S. Placement Agent) was or will be made only to U.S. Accredited Investors.

7.

Immediately prior to any offer or sale of the Offered Securities to a U.S. Purchaser, it or its  U.S. Placement Agent had a pre-existing relationship with such U.S. Purchaser and had or will have reasonable grounds to believe and did or will believe that each such U.S. Purchaser was an Accredited Investor.

8.

None of it or its U.S. Placement Agent or any of their affiliates or any person acting on their behalf has used or will use any form of General Solicitation or General Advertising or has offered or will offer to sell the Offered Securities in any manner involving a public offering in the United States within the meaning of Section 4(2) of the U. S. Securities Act.

9.

Its has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except with its U.S. Placement Agent, Selling Dealer Group or with the prior written consent of the Corporation. It shall cause its U.S. Placement Agent and the Selling Dealer Group participating in the distribution of the Offered Securities to agree, for the benefit of the Corporation, to the same provisions contained in this Schedule A as apply to the Agents as if such provisions applied to such persons.

10.

It agrees that any information provided by the Agents to publishers of publicly available databases about the Offshore Shares will include a statement that the Offshore Shares have not been registered under the U.S. Securities Act and are subject to restrictions under Regulation S;

11.

It agrees it will send to each underwriter, dealer or other person receiving a selling concession, fee or other remuneration to which it sells Offshore Shares during the Distribution Compliance Period pursuant to Regulation S a confirmation or other notice stating: “sales in the U.S. or to U.S. Persons prohibited” or words substantially to that effect;

12.

All purchasers of Offered Securities that are U.S. Purchasers shall be informed that the Offered Securities have not been and will not be registered under the U.S. Securities Act and that the Offered Securities are being offered and sold to such U.S. Purchasers in reliance upon an exemption from the registration requirements of the U.S. Securities Act provided by Rule 506 of Regulation D.

13.

Prior to completion of any sale of Offered Securities to U.S. Purchasers by it or its affiliates, each U.S. Purchaser will be required to complete and execute a U.S. Subscription Agreement.

14.

At the Closing, it, together with its U.S. Placement Agent, will provide a certificate substantially in the form of Exhibit 1 to this Schedule, relating to the manner of the offer and sale of the Offered Securities in the United States or to or for the account or benefit of U.S. Persons, or a written confirmation that they did not sell any Offered Securities in the United States or to or for the account or benefit of U.S. Persons.

15.

Neither it, its U.S. Placement Agent, their respective affiliates or any person acting on its or their behalf has taken or will take, directly or indirectly, any action in violation of Regulation M under the U.S. Exchange Act in connection with the offer and sale of the Offered Securities.

16.

The Agents agree that all certificates representing the Offered Securities sold in the United States as part of the Offering, and all certificates issued in exchange for or in substitution of the foregoing Offered Securities, will bear a legend provided for in the subscription agreement to be completed and executed by each U.S. Purchaser.

17.

Neither the Broker Warrants nor the Broker Shares have been registered or will be registered under the U.S. Securities Act or any state securities laws and the Broker Warrants will be issued in accordance with Rule 903 of Regulation S.  Consequently, it represents and warrants that (i) it is not a U.S. Person or acquiring any of the Broker Warrants for the benefit of any U.S. Person or person in the United States or (ii) it was not offered any of the Broker Warrants while in the United States and (iii) it did not sign this Agreement while in the United States.  It acknowledges that the Broker Warrants may not be exercised in the United States or by, or for the benefit or account of any U.S. person or person in the United States unless the issuance of the Broker Shares is exempt from the registration requirements of the U.S. Securities Act and applicable state securities laws.

Representations, Warranties and Covenants of the Corporation

The Corporation represents, warrants, covenants and agrees to and with the Agents and the U.S. Placement Agents that:

1.

Neither the Corporation, nor any of its affiliates, nor any person acting on its or their behalf (except the Agents, any member of the Selling Dealer Group or their affiliates (including the U.S. Placement Agents) and any person acting on any of their behalf, as to which no representation, warranty, covenant or agreement is made) has made or will make any Directed Selling Efforts in the United States, has taken or will take, directly or indirectly, any action in violation of Regulation M under the U.S. Exchange Act in connection with the offer and sale of the Offered Securities, or has taken or will take any action that would cause the exemption afforded by Rule 506 of Regulation D, Section 4(2) of the U.S. Securities Act or Rule 903 of Regulation S to be unavailable for offers and sales of Offered Securities pursuant to the Agency Agreement.

2.

None of the Corporation, its affiliates or any person acting on its or their behalf (except the Agents, their affiliates (including the U.S. Placement Agents) and any person acting on any of their behalf, as to which no representation, warranty, covenant or agreement is made) has engaged or will engage in any form of General Solicitation or General Advertising.

3.

The Corporation has not offered or sold, for a period of six months prior to commencement of the offering of the Offered Securities, and will not offer or sell, any securities in a manner that would be integrated with the offer and sale of the Offered Securities and would cause the exemption from registration set forth in Rule 506 of Regulation D to become unavailable with respect to the offer and sale of the Offered Securities to the U.S. Purchasers. Without limiting the foregoing, from the date that is six months prior to the commencement of the offering of the Offered Securities through the last Closing, all offers and sales of securities of the Corporation made by or for the Corporation (including any offer or sale made by a broker or finder, other than the offer and sale of the Offered Securities pursuant to this Agreement) have been and will be made only:

(i)

outside the United States in compliance with the exclusion from registration under the U.S. Securities Act afforded by Rule 903 of Regulation S; and in connection therewith, neither the Corporation nor any of its affiliates, nor any broker, finder or other person acting on any of their behalf (except the Agents, the Agents' affiliates (including the U.S. Placement Agents) and any person acting on any of their behalf, as to which no representation, warranty, covenant or agreement is made), has made or will make: (A) any offer to sell, or any solicitation of an offer to buy, any securities to a person in the United States; or (B) any sale of securities unless, at the time the buy order was or will have been originated, the purchaser is (i) outside the United States or (ii) the Corporation, its affiliates, and any broker, finder or other person acting on any of their behalf reasonably believes that the purchaser is outside the United States; or (C) any Directed Selling Efforts with respect to the Offshore Shares either during the distribution of the Offshore Shares or during the Distribution Compliance Period; or

(ii)

to U.S. Accredited Investors in compliance with the exemption from registration under the U.S. Securities Act afforded by Section 4(2) of the U.S. Securities Act or Rule 506 of Regulation D thereunder; and in connection therewith, none of the Corporation, its affiliates or any person acting on its or their behalf (except the Agents, the Agents' affiliates (including the U.S. Placement Agents) and any person acting on any of their behalf, as to which no representation, warranty, covenant or agreement is made) has engaged or will engage in any form of General Solicitation or General Advertising with respect to the securities.

4.

It agrees that, if at any time it shall hold any of the Offered Shares to which the Dot S Procedures apply under a book entry account on behalf of any beneficial purchasers, it shall not recognize or record in its records any transfer of such Offered Shares by the owner thereof unless it reasonably believes such transfer is being made (i) in compliance with Rule 903 or Rule 904 of Regulation S and in compliance with the Dot S Procedures, (ii) pursuant to and in compliance with the effective registration statement under the U.S. Securities Act; or (iii) pursuant to an exemption from registration under the U.S. Securities Act.

5.

The Corporation represents that all documents used in connection with offers and sales of the Offshore Shares prior to the expiration of the Distribution Compliance Period include, or will include, statements to the effect that the Offered Shares have not been registered under the U.S. Securities Act and may not be offered or sold in the United States or to or for the account or benefit of, U.S. Persons unless registered under the U.S. Securities Act or an exemption from the registration requirements of the U.S. Securities Act is available and that hedging transactions involving the Offshore Shares may not be conducted unless in compliance with the U.S. Securities Act.  Such statements have appeared, or will appear, (i) on the cover or inside cover page of any material or memorandum; (ii) in the plan of distribution section of any prospectus or offering memorandum; and (iii) in any advertisement made or issued by the Corporation, any of its affiliates or any person acting on its or their behalf (other than the Agents, any member of the Selling Dealer Group, their respective affiliates, or any person acting on any of their behalf, in respect of which no representation is made).

6.

The Corporation is not an open-end investment company, closed-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under the United States Investment Company Act of 1940, as amended.

7.

The Corporation is a Domestic Issuer and is a U.S. Reporting Issuer.

8.

None of the Corporation or any of its affiliates or any person acting on its or their behalf has offered or sold or will offer or sell any of the Offered Securities sold pursuant to the Offering to U.S. Purchasers except through the U.S. Placement Agents in accordance with this Schedule.

9.

Neither the Corporation nor any of its predecessors or affiliates has been subject to any order, judgment, or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failure to comply with Rule 503 of Regulation D.

10.

The Corporation will, within fifteen (15) days after the first sale of Offered Securities in the United States, prepare and file with the SEC a notice on Form D with respect to the Offered Securities and will file all amendments required to be filed as a result of subsequent sales of Offered Securities in the United States. The Corporation shall also prepare and file within prescribed time periods any notices required to be filed with state securities authorities under applicable blue sky laws in connection with any Offered Securities sold pursuant to Rule 506 of Regulation D.

11.

The Corporation shall not cause its Common Shares to be listed for trading or quoted on any stock exchange or quotation system outside the United States prior to the end of the Distribution Compliance Period, other than the listing of the Common Shares on the terms described in and subject to the Dot S Procedures.

12.

The Corporation shall not recognize, and shall instruct its registrar and transfer agent for the Common Shares not to register, any transfer of the Offered Shares unless such transfer is made (i) in compliance with Rule 903 or Rule 904 of Regulation S, (ii) pursuant to and in compliance with an effective registration statement under the U.S. Securities Act, or (iii) pursuant to an exemption from registration under the U.S. Securities Act.

13.

The Corporation shall comply with the requirements of the Dot S Procedures in all respects, shall not modify or permit modifications of the Dot S Procedures without the consent of the Agents or as required by applicable laws and shall use commercially reasonable efforts to assure compliance by all third parties therewith.

14.

Until the first anniversary of the Closing Date, the Corporation covenants to file all required U.S. Exchange Act reports with the SEC in a timely manner.

15.

The Corporation shall not, for a period of eight months after the Closing Date, issue or sell any Common Shares, or securities convertible into or exercisable or exchangeable for Common Shares in reliance on the exclusion from registration under the U.S. Securities Act provided by Regulation S without the consent of the Agents, provided that this paragraph 15 shall not prohibit the Corporation from issuing or selling shares in reliance upon other exemptions from the U.S. Securities Act or issuing or selling shares registered pursuant to the U.S. Securities Act.

16.

The Corporation will deliver signed representation letters from each officer and director that they will not sell into the “.S” market.

17.

Without the consent of the Agents, the Corporation covenants that it will not permit a transaction of securities into the global Canadian certificate related to this Offering.

Exhibit 1 to Schedule A

TO:

XTRA-GOLD RESOURCES CORP.

CERTIFICATE

In connection with the private placement of the Offered Securities of Xtra-Gold Resources Corp. (the “Corporation”) to persons in the United States pursuant to the agency agreement dated ●, 2010 (the “Agency Agreement”), between the Corporation and Haywood Securities Inc and GMP Securities L.P., each of the undersigned does hereby certify as follows:

(1)

the Offered Securities have been offered and sold in the United States only by its U.S. Placement Agent, which was on the dates of such offers and sales, and is on the date hereof, duly registered as a broker-dealer pursuant to Section 15(b) of the U.S. Exchange Act and under the securities laws of each state in which such offers and sales were made (unless exempted from the respective state's broker-dealer registration requirements) and was and is a member in good standing with the Financial Industry Regulatory Authority, Inc.;

(2)

all offers and sales of the Offered Securities in the United States or to or for the account or benefit of a U.S. Person in the United States by it were made to U.S. Accredited Investors (each, a “U.S. Purchaser”) by its U.S. Placement Agent;

(3)

all offers and sales of the Offered Securities in the United States by it have been effected through its U.S. Placement Agent in accordance with all applicable U.S. federal and state broker-dealer requirements;

(4)

immediately prior to our transmitting a subscription agreement to each U.S. Purchaser, we had reasonable grounds to believe and did believe that such U.S. Purchaser was a U.S. Accredited Investor and, on the date hereof, we have reasonable grounds to believe and continue to believe that each U.S. Purchaser is a U.S. Accredited Investor;

(5)

no form of general solicitation or general advertising (as those terms are used in Regulation D) was used by us, our affiliates or any person acting on our behalf, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising, in connection with the offer or sale of the Offered Securities;

(6)

prior to any sale of Offered Securities to U.S. Purchasers, we have caused each U.S. Purchaser to complete, sign and deliver a subscription agreement in the form or forms consented to by the Corporation and the Agents;

(7)

each offeree in the United States or that is a U.S. Person was provided with a copy of the U.S. Final Offering Memorandum, and each person in the United States purchasing Offered Securities was provided with a copy of the U.S. Final Offering Memorandum, including the Canadian Final Prospectus;

(8)

all offering materials and documents other than press releases used in connection of the offer and sale of the Offshore Shares by us prior to the expiration of the Distribution Compliance Period have included and will include statements to the effect that the Offshore Shares have not been registered under the U.S. Securities Act and may not be offered and sold in the U.S. or to or for the account or benefit of U.S. Persons unless so registered or an exemption is available and that hedging transactions involving the Offshore Shares may not be conducted unless in compliance with the U.S. Securities Act.  Such statements also have appeared and will appear in any advertisement relating to the Offshore Shares made or issued by us or any of our affiliates or members of the Selling Dealer Group or any person acting on behalf of any of the foregoing; and

(9)

we conducted the offering of the Offered Securities in accordance with the Agency Agreement, including Schedule “A” thereto.

Words and terms with the initial letter or letters thereof capitalized in this certificate and defined in the Agency Agreement shall have the meanings given to such capitalized words and terms in the Agency Agreement unless otherwise defined herein.

Dated this _______ day of _____, 2010.

[●]		[●]
By:		By:
	Name:		Name:
	Title:		Title:

Schedule B

Officers' Certificate

TO:

HAYWOOD SECURITIES INC.

AND TO:

GMP SECURITIES L.P.

AND TO:

RAYMOND JAMES LTD.

AND TO:

FRASER MILNER CASGRAIN LLP

AND TO:

THE PURCHASERS OF COMMON SHARES OF XTRA-GOLD RESOURCES CORP.

CERTIFICATE

The undersigned, < >, < > of Xtra-Gold Resources Corp. (the “Corporation”), and < >, < > of the Corporation, hereby certify, for and on behalf of the Corporation in their capacity as officers of the Corporation and not in their personal capacity, after having made due inquiry, that the following facts, matters and information are true and accurate and not misleading in any material respect:

1.

The facts, matters and information certified to herein are based on one or more of knowledge and information available or provided to us and our honest belief and all statements made in this certificate represent our reasonably held honest belief as to the facts, matters, information and belief possessed by us.  We have used our best efforts to become informed of and about the facts, matters and information certified to herein and have sought the advice of counsel for the Corporation on those matters certified to herein which involve matters of law and have relied upon such advice to the extent that those matters involve matters of law.

2.

The Corporation has complied with all covenants and agreements contained in, and has satisfied all of the terms and conditions of, the Agency Agreement to be complied with and satisfied by the Corporation at or prior to ●.

3.

The representations and warranties of the Corporation contained in the Agency Agreement are true and correct as of ● with the same force and effect as if made at and as of the ● after giving effect to the transactions contemplated thereby.

4.

The representations and warranties of the Corporation contained in the Agency Agreement arising by reason of the delivery of the Canadian Preliminary Prospectus, the Canadian Final Prospectus and any Prospectus Amendment are true and correct in all material respects as of ● as if the Canadian Preliminary Prospectus, the Canadian Final Prospectus and such Prospectus Amendment had been delivered to the Agents and dated as of ●.

5.

Since ●, except as disclosed in the Information, there has been no material adverse change (whether actual, anticipated, proposed, prospective or threatened) in the financial condition, assets, liabilities (contingent or otherwise), business, affairs, operations or prospects of the Corporation or the Subsidiary or in the capital of the Corporation.

6.

No transaction of a nature material to the Corporation or the Subsidiary has been entered into by the Corporation or the Subsidiary, except as disclosed in the Information.

7.

There are no contingent liabilities affecting the Corporation or the Subsidiary which are material to the Corporation or the Subsidiary.

8.

No order, ruling or determination having the effect of ceasing or suspending the sale or ceasing, suspending or restricting trading in the Offered Securities, the Common Shares or any other securities of the Corporation has been issued or made by any stock exchange, securities commission or other regulatory authority and is continuing in effect and no proceedings, investigations or enquiries for such purpose have been instituted or are pending, or are contemplated or threatened under any of the Canadian Securities Laws of the Offering Jurisdictions or by any stock exchange  (including the TSX), securities commission or other regulatory authority.

9.

There are no actions, suits, proceedings or enquiries pending or, to the best of their knowledge, threatened against or affecting the Corporation or the Subsidiary or to which any property or assets of the Corporation or the Subsidiary is subject, at law or in equity, or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which may, in any way, materially and adversely affect the Corporation or the Subsidiary.

10.

No failure or default on the part of the Corporation or the Subsidiary exists under any law or regulation applicable to the Corporation or the Subsidiary or under any licence, permit, contract, agreement or other instrument to which the Corporation or the Subsidiary is a party or by which the Corporation or the Subsidiary is bound, which may in any way materially and adversely affect the Corporation or the Subsidiary and the execution, delivery and performance of the Agency Agreement and the performance by the Corporation of its obligations thereunder will not result in any such default.

11.

This certificate is being made and delivered pursuant to subparagraph ● of the agency agreement dated ● between the Corporation and the Agents (the “Agency Agreement”) and we acknowledge that the addressees hereof will be relying on this certificate.

Unless otherwise defined herein, all words and terms with the initial letter or letters thereof capitalized in this certificate and not defined herein but defined in the Agency Agreement shall have the meanings given to such capitalized words and terms in the Agency Agreement.  The undersigned acknowledge that they are familiar with the definitions given to the capitalized words and terms in the Agency Agreement and such definitions are hereby incorporated by reference.

IN WITNESS WHEREOF the undersigned have executed this certificate as of the _____ day of __________________, 2010.

< >, the < > of Xtra-Gold Resources Corp.

< >, the < > of Xtra-Gold Resources Corp.

SCHEDULE C

CERTIFICATE OF NON-U.S. PURCHASER

The Common Shares of Xtra-Gold Resources Corp. acquired have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act) and may not be offered or sold in the United States or to U.S. persons unless such securities are registered under the U.S. Securities Act or such offers and sales are exempt from or not subject to the registration requirements of the U.S. Securities Act.  Hedging transactions involving these securities may not be conducted unless in compliance with the U.S. Securities Act.

[Name and address of Underwriter]

Ladies and Gentlemen:

This certificate is given in connection with the proposed purchase of Common Shares (the “Securities”) of Xtra-Gold Resources Corp., a Nevada corporation (the “Corporation”).  The undersigned hereby certifies and agrees that:

1.

The undersigned

(a)

is not in the United States or a “U.S. person” (as defined in Rule 902(k) of Regulation S under the U.S. Securities Act, a copy of which definition is attached hereto),

(b)

is not acquiring the Securities for the account or benefit of a person in the United States or a “U.S. person”; and

(c)

was not offered the Securities in the United States, and did not place the buy order for the Securities from within the United States or execute this Certificate in the United States.

2.

The undersigned will

(a)

not engage in hedging transactions with respect to the Securities except in compliance with the U.S. Securities Act; and

(b)

resell the Securities only (i) outside the United States in reliance on Regulation S under the U.S. Securities Act; (ii) pursuant to an effective Registration Statement under the U.S. Securities Act; or (iii) pursuant to an available exemption from registration under the U.S. Securities Act.  The resale restrictions of Regulation S under the U.S. Securities Act are described under the heading “United States Securities Law Matters and Restriction on Trading Common Shares” beginning on page ____ of the final Canadian Prospectus (dated November ___, 2010).

The undersigned acknowledges that you, the Corporation and others will rely upon the certifications and agreements set forth herein and agrees to notify you promptly if any of the statements made herein ceases to be accurate and complete.

Date:          _________________________________

Purchaser:  _________________________________

By:             _________________________________

Title:          _________________________________

EXHIBIT A

DEFINITION OF U.S. PERSON

1.

“U.S. person” means:

(a)

Any natural person resident in the United States;

(b)

Any partnership or corporation organized or incorporated under the laws of the United States;

(c)

Any estate of which any executor or administrator is a U.S. person;

(d)

Any trust of which any trustee is a U.S. person;

(e)

Any agency or branch of a foreign entity located in the United States;

(f)

Any non discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(g)

Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(h)

Any partnership or corporation if:

(i)

Organized or incorporated under the laws of any foreign jurisdiction; and

(ii)

Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the U.S. Securities Act) who are not natural persons, estates or trusts.

2.

The following are not “U.S. persons:”

(a)

Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

(b)

Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if:

(i)

An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

(ii)

The estate is governed by foreign law;

(c)

Any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;

(d)

An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

(e)

Any agency or branch of a U.S. person located outside the United States if:

(i)

The agency or branch operates for valid business reasons; and

(ii)

The agency or branch is engaged in engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

(f)

The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.